                                    SEMI-ANNUAL REPORT

                                    HARBOR FUND LOGO

                                    APRIL 30, 1997

     ---------------------------------------------------------------------------
                                    HARBOR FUND

HARBOR FUND
SEMI-ANNUAL REPORT OVERVIEW

     The first half of Harbor Fund's fiscal year ended April 30, 1997. Performance for this six-month period is shown below for each of the nine portfolios. All performance figures included in this report are total returns and assume the reinvestment of dividends. The Long-Term Historic Returns represent unmanaged indices and are included as an indication of longer-term potential associated with taking different levels of market risk.

                                                                UNANNUALIZED
                                                                  6 MONTHS
HARBOR FUNDS IN ORDER OF MARKET RISK                            ENDED 4/30/97
------------------------------------                            -------------
International Growth........................................         5.52%
Growth......................................................        -5.84%
Capital Appreciation........................................        10.54%
International II............................................        10.59%
International...............................................        12.11%
Value.......................................................        11.43%
Bond........................................................         1.96%
Short Duration..............................................         2.15%
Money Market................................................         2.45%

COMMONLY USED MARKET INDICES
----------------------------
Morgan Stanley Capital International Europe, Australia, and
  Far East (EAFE); international equity.....................         1.57%
Standard & Poor's 500 (S&P 500); domestic equity............        14.68%
Lehman Brothers Aggregate (LB AGG); domestic bonds..........         1.70%
One-Year Government Bonds (1-YR GVT)........................         2.29%
90-Day U.S. Treasury Bills (T-Bills); domestic short-term...         2.60%

                                                                  30 YEARS
                                                                  1967-1996
LONG-TERM HISTORIC RETURNS                                      ANNUAL RATES
--------------------------                                      ------------
EAFE........................................................        12.79%
S&P 500.....................................................        11.85%
Domestic Bonds (intermediate and long)(1)...................         8.16%
1-YR GVT(2).................................................         7.83%
T-Bills.....................................................         6.74%
Consumer Price Index........................................         5.38%

                                                                                               6 MONTHS          LIPPER
HARBOR FUND EXPENSE RATIOS                 1993         1994         1995         1996           1997           MEDIAN**
--------------------------                 ----         ----         ----         ----         --------         --------
International Growth...................      NA%        1.32%*       1.21%*       1.10%*         1.06%*           1.15%
Growth.................................    0.90%        0.93%        0.93%        0.92%          0.98%            1.08%
Capital Appreciation...................    0.86%        0.81%        0.75%        0.75%          0.72%            0.80%
International II.......................      NA%          NA%          NA%        1.44%*++       1.17%*           1.41%
International..........................    1.20%+++     1.10%+++     1.04%+++     0.99%+++       0.98%+++         0.99%
Value..................................    0.88%        1.04%        0.90%        0.83%          0.83%            0.89%
Bond...................................    0.72%*       0.77%*       0.70%*       0.70%*         0.70%*           0.64%
Short Duration***......................    0.43%*       0.38%*       0.38%*       0.33%*         0.30%*           0.57%
Money Market...........................    0.71%*       0.67%*       0.61%*       0.64%*         0.63%*           0.59%

   ------------------
      (1) LB AGG not available for 30 year period; blended historic data used to approximate total Bond Market Return.
      (2) Historic data used to approximate total One-Year Government Bonds Return.
       * Reflects the Adviser's agreement not to impose all or a portion of its advisory fees.
      ** Includes all funds in the 3/31/97 Lipper Universe with the same investment objective as the comparable Harbor Fund portfolio and with similar total assets.
     *** For operating expenses only. Total expense ratio, including interest expense for the Short Duration Fund, is 1.12% for 1993, 1.64% for 1994, 1.84% for 1995, 1.59% for 1996, and 0.99% for the period ended
          April 30, 1997. Harbor Short Duration Fund commenced operations
          1/1/92.
      *+  Annualized.
     *++ Reflects the Adviser's and Subadviser's agreement not to impose a portion of the advisory fee.

DEAR SHAREHOLDER:
     Performance of the US economy and growth of the domestic equity market for an extended period--if not yet full blown "phenomenal"--has been at the very least "extraordinary."

     Highlights at the close of the first half of Harbor Fund's 1997 fiscal year included:

       - Benign inflation.

       - Generally consistent and better-than-expected earnings gains.

       - Increased employment and declining unemployment.

       - Continued improvement in productivity.

       - Tenacity of the bull market, which continued to hit record highs.

     As always, there were pockets of concern, notably over the exceptional strength of the dollar against most foreign currencies, an unnerving uptick in interest rates, and the relatively unexciting performance of many fixed income investments.

     And equity asset classes have not been equally favored. As was the case in 1996, performance of the broad market indexes through April 30 of this year masked the spread of returns experienced across the asset classes.

     In reality, market leadership continued to be very narrowly focused, with a relative handful of large-capitalization growth and blue chip stocks moving ahead relentlessly. Most small- and mid-cap stocks fared significantly worse than the large caps. At the same time, most small- and mid-size value stocks outperformed their growth stock counterparts.

     A majority of economic forecasts--including those of many bond fund managers--did not anticipate the increase in the federal funds rate by the Federal Reserve open market committee in February. Some jitters in the fixed income investment market seemed to be calmed when the committee left rates unchanged at their meeting in May.

     Strong appreciation of the US dollar through April of this year could be a moderating influence in economic growth later this year. Net exports--the difference between exports and imports in GDP--were negative and dampened domestic economic growth in the first quarter.

     The growing strength of the dollar also significantly moderated some strong gains for many US investors in international equities, particularly in many countries in continental Europe.

     On the international scene, economic developments--like those in the US--continued to be mostly favorable. Inflation was declining around the globe and was at 2.5 percent or less on an annual basis across much of Europe. Markets reached record high levels in Europe in the first quarter, but declined in Japan, where fiscal tightening had a negative impact.

     Emerging markets in the Far East--particularly in Hong Kong, Taiwan, and Singapore--struggled during this period, in part because of worry over rising interest rates in the US.

     Performance of the Harbor Funds in the first half of our 1997 fiscal year was naturally affected to some degree by virtually all of these developments, since our family of funds is designed to offer investors a full range of investment opportunities. Most of the Funds turned in strong gains in the period, particularly Harbor International, Harbor Capital Appreciation, and Harbor Value.

     Also turning in very impressive gains in the 11 months since it was launched on June 1 of last year was Harbor International II. The Fund has successfully absorbed the expense of investing a strong inflow of money and through stock selection has achieved excellent performance compared to the EAFE Index throughout the period.

     In the fixed investment area--which was under pressure during the first half of our fiscal year--Harbor Bond Fund again did well, outperforming the Lehman Brothers Aggregate index.

     Immediately following the end of the fiscal first half, a change was made in the management of Harbor Growth Fund. Emerging Growth Advisors, Inc., located in Baltimore, was selected as the subadvisor. The new portfolio manager will use different techniques in seeking to improve returns and add greater value to shareholder investments. Generally, the Fund will remain fully invested with a portfolio of 30 to 40 stocks and average capitalization of holdings will generally be lower than under the previous manager.

     In the fiscal first half, a modification was made in the procedures used by Richards & Tierney, the subadvisor for 25 percent of the assets of Harbor Value Fund. The management strategy continues to add diversification and reduce volatility in the portfolio for the combined active and passive portions of the Fund's assets and the Russell 3000 Value Index is now the target.

     As we look ahead, we recognize that there are some serious challenges as we continue to pursue our sole objective of adding value to shareholder investments. While we do not fully share the Federal Reserve Chairman's warning on "irrational exuberance" in the equity markets, clearly some concern is warranted.

     Much of the hefty improvement in the profitability of American business over the last few years has come from cost control, restructuring, and investment in technology to improve productivity, each of which has some lasting effect. Other sources of the profitability gains--such as moderate wage increases and strong foreign business--can shift direction and sharply cut into profits.

     Investors also should note that the extended bull market has seen huge inflows of money into equity mutual funds, but this has been offset by reductions in individual stock holdings. In 1996, an estimated $240 billion poured into mutual funds and corporations used strong cash flows to repurchase about $150 billion of their own stock. On balance, it does not appear the market's advance has been significantly affected by this activity.

     Once again we note that at Harbor Fund we are not market timers and we urge a long range view for achievement of individual objectives. We believe that any expectations for continuation of large double-digit gains experienced in such equity market indexes as the S&P 500 over the previous two years are quite unrealistic. At the same time, we believe a diversified portfolio structured to include the degree of risk needed to achieve long term financial goals has proven to be the most effective approach over time.

     As always, we appreciate your continued confidence and your investment in Harbor Fund.

                                            Sincerely,

                                            Ronald C. Boller
                                            Ronald C. Boller
                                            President

June 23, 1997

HARBOR FUND
    The following performance figures are annualized for each Fund, except for the six-month total return calculations. The date of inception for Harbor International Growth Fund was November 1, 1993; Harbor Growth Fund was November 19, 1986; Harbor Short Duration Fund was January 1, 1992; Harbor International Fund II was June 1, 1996; and all other Funds started December 29, 1987. Unless otherwise stated, all comments pertain to the six-month period ended April 30, 1997.

                                                                                   4/30/97  $15.76
    HARBOR INTERNATIONAL GROWTH FUND                             NET ASSET VALUE: 10/31/96  $15.35

                                                                 CHART

    -----------------------------------------------------------------------
                                 Total Return for Periods Ended 4/30/97
    -----------------------------------------------------------------------
                                                                   Since
    Fund/Index                  6 months   12 months   5 years   Inception
    -----------------------------------------------------------------------
      Harbor Int'l Growth         5.52%     12.87%       --       15.32%
    -----------------------------------------------------------------------
      EAFE                        1.57%     -0.89%     10.58%      6.11%
    -----------------------------------------------------------------------
                                    Total Return for Periods Ended 3/31/97
    -----------------------------------------------------------------------
     Harbor Int'l Growth          8.32%     14.89%       --       16.28%
    -----------------------------------------------------------------------

    Despite difficult conditions in
    several international equity markets,
    Harbor International Growth Fund had
    positive performance in the first half
    of the fiscal year, once again
    outperforming the EAFE index. Results
    of holdings in Europe generally were
    strong, even though gains were
    penalized by the strength of the
    dollar, particularly against
    currencies in continental Europe. In
    Southeast Asia, worries over higher
    U.S. interest rates offset underlying
    strength and results were
    disappointing. Bank holdings in
    Thailand were sold in the first
    quarter of this year. The Fund has had
    no investments in Japan, which helped
    performance relative to the EAFE
    index.


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     HARBOR INTERNATIONAL GROWTH AND EAFE

                   INTERNATIONAL
                      GROWTH               EAFE
04/94                10,405.6            10,556.6
04/95                10,643.5            11,146.4
04/96                14,592.6            12,417.6
04/97                16,470.9            12,307.2

                            Periods ending April 30


                                                                                   4/30/97  $11.27
    HARBOR GROWTH FUND                                           NET ASSET VALUE: 10/31/96  $16.00

                                                                 CHART

    ----------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/97
    ---------------------------------------------------------------------
    Fund/Index                  6 months   12 months   5 years   10 years
    ----------------------------------------------------------------------
      Harbor Growth              -5.84%     -6.89%      8.91%      8.86%
    ----------------------------------------------------------------------
      S&P 500                    14.68%     25.12%     17.16%     14.13%
    ----------------------------------------------------------------------
                                    Total Return for Periods Ended 3/31/97
    ----------------------------------------------------------------------
      Harbor Growth              -8.37%     -2.45%      7.50%      8.48%
    ----------------------------------------------------------------------

    Returns of the Harbor Growth Fund
    declined in the fiscal first half,
    falling well short of the gain in the
    S&P 500 index. Fund performance
    clearly reflected effects of the
    continued pronounced underperformance
    of small- and mid-capitalization
    stocks and the lack of breadth in the
    domestic equity market. The Fund's
    relative overweighting in the
    technology sector particularly hurt
    performance. Emerging Growth Advisors
    was named subadvisor, replacing
    Nicholas-Applegate Capital Management,
    effective May 2. The portfolio will be
    restructured with a focus on
    purchasing stocks of companies with
    lower market capitalization.


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                          HARBOR GROWTH AND S&P 500

                       GROWTH             S&P 500
04/87                 12,420.0            11,703.1
04/88                 12,035.7            10,947.0
04/89                 13,345.6            13,438.6
04/90                 13,999.5            14,835.6
04/91                 18,283.6            17,444.9
04/92                 18,944.2            19,882.4
04/93                 19,297.1            21,719.1
04/94                 21,069.4            22,900.8
04/95                 21,998.7            26,902.8
04/96                 31,176.2            35,078.7
04/97                 29,028.0            43,891.0

                            Periods ending April 30

    Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

                                                                                   4/30/97  $27.71
    HARBOR CAPITAL APPRECIATION FUND                             NET ASSET VALUE: 10/31/96  $25.88

                                                                 CHART


    ---------------------------------------------------------------------------
                                       Total Return for Periods Ended 4/30/97
    ---------------------------------------------------------------------------
                                                                     Since
    Fund/Index              6 months     12 months     5 years     Inception
    ---------------------------------------------------------------------------
      Harbor Capital         10.54%       15.87%       18.39%       18.44%
      Appreciation
    ---------------------------------------------------------------------------
      S&P 500                14.68%       25.12%       17.16%       16.87%
    ---------------------------------------------------------------------------
                                       Total Return for Periods Ended 3/31/97
    ---------------------------------------------------------------------------
      Harbor Capital          4.78%       12.99%       16.24%       17.79%
      Appreciation
    ---------------------------------------------------------------------------

    Rebounding with a strong performance
    in April after declines in February
    and March, Harbor Capital Appreciation
    Fund posted a double-digit gain for
    the fiscal first half. However, the
    performance trailed that of the S&P
    500 index, largely because of the
    continued lack of breadth in the
    market with its current bias for a
    small number of large blue chip
    equities, consumer non-durables and
    technology accounted for most of the
    shortfall, although many securities in
    these sectors performed very well.
    Holdings in the capital goods sector
    provided a strong gain, while declines
    occurred in financials and
    transportation.


           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN
                   HARBOR CAPITAL APPRECIATION AND S&P 500

                      CAPITAL
                   APPRECIATION           S&P 500
04/88                10,980.0            10,690.2
04/89                13,016.4            13,123.3
04/90                13,797.3            14,487.6
04/91                17,184.0            17,035.6
04/92                20,883.1            19,416.0
04/93                23,288.2            21,209.6
04/94                26,102.3            22,363.6
04/95                31,854.0            26,271.6
04/96                41,925.1            34,255.8
04/97                48,579.7            42,861.4

                           Periods ending April 30


                                                                                   4/30/97  $11.51
    HARBOR INTERNATIONAL FUND II                                 NET ASSET VALUE: 10/31/96  $10.47

                                                                 CHART


    ----------------------------------------------------------------------------
                                        Total Return for Periods Ended 4/30/97
    ----------------------------------------------------------------------------
                                                                      Since
    Fund/Index               6 months     12 months     5 years     Inception
    ----------------------------------------------------------------------------
      Harbor International    10.59%         --           --         15.79%
      II
    ----------------------------------------------------------------------------
      EAFE                     1.57%       -0.89%       10.58%        0.97%
    ----------------------------------------------------------------------------
                                        Total Return for Periods Ended 3/31/97
    ----------------------------------------------------------------------------
     Harbor International     14.09%         --           --         18.20%
     II
    ----------------------------------------------------------------------------

    Harbor International Fund II
    outperformed the EAFE index by
    substantial margins in the first half
    of the fiscal year and in the 11
    months since inception of the Fund.
    Inflow of new funds continued to grow
    rapidly and stock selection was a key
    factor in the strong performance. The
    performance was even more impressive
    as the Fund overcame the drag of
    initial investment expenses and the
    penalty of a stronger dollar against
    foreign currencies. Oil holdings in
    Brazil and Russia made outstanding
    contributions to fiscal first half
    performance. The portfolio included 78
    stocks in 20 countries at the end of
    April.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN
                       HARBOR INTERNATIONAL II AND EAFE

                       HARBOR
                   INTERNATIONAL II         EAFE
04/97                 11,578.6            10,096.9

                            Period ending April 30

                                                                                   4/30/97  $33.70
    HARBOR INTERNATIONAL FUND                                    NET ASSET VALUE: 10/31/96  $31.21

                                                                 CHART

    -------------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/97
    -------------------------------------------------------------------------
                                                                     Since
    Fund/Index              6 months     12 months     5 years     Inception
    -------------------------------------------------------------------------
      Harbor                 12.11%       17.77%       15.62%       17.78%
      International
    -------------------------------------------------------------------------
      EAFE                    1.57%       -0.89%       10.58%        6.39%
    -------------------------------------------------------------------------
                                    Total Return for Periods Ended 3/31/97
    -------------------------------------------------------------------------
      Harbor                 13.59%       21.78%       16.78%       18.01%
      International
    -------------------------------------------------------------------------

    An excellent gain was posted by Harbor
    International Fund in the first half
    of the fiscal year even though results
    were dampened somewhat by the effect
    of the strength of the dollar against
    currencies particularly throughout
    continental Europe. The gain was led
    by strong returns from oil holdings in
    Brazil and Russia as well as from
    performance by multinationals with
    dollar-based earnings. Holdings of
    eight large companies based in Japan,
    representing 8% of the portfolio,
    gained 19% in dollar earnings,
    compared with a decline of 13% in
    terms of dollars for Japanese holdings
    in the EAFE index.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                        HARBOR INTERNATIONAL AND EAFE

                   INTERNATIONAL            EAFE
04/88                 11,660.0            11,691.8
04/89                 16,012.4            12,981.7
04/90                 18,226.8            11,284.6
04/91                 19,767.0            11,775.6
04/92                 22,317.1            10,776.4
04/93                 23,414.2            13,106.0
04/94                 29,818.6            15,286.6
04/95                 32,937.9            16,140.7
04/96                 39,146.7            17,981.5
04/97                 46,102.0            17,821.7

                            Periods ending Aril 30

                                                                                   4/30/97  $15.58
    HARBOR VALUE FUND                                            NET ASSET VALUE: 10/31/96  $16.04

                                                                 CHART

    --------------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/97
    --------------------------------------------------------------------------
                                                                     Since
    Fund/Index              6 months     12 months     5 years     Inception
    --------------------------------------------------------------------------
      Harbor Value           11.43%       18.45%       14.29%       14.67%
    --------------------------------------------------------------------------
      S&P 500                14.68%       25.12%       17.16%       16.87%
    --------------------------------------------------------------------------
                                    Total Return for Periods Ended 3/31/97
    --------------------------------------------------------------------------
      Harbor Value            9.49%       16.32%       14.30%       14.39%
    --------------------------------------------------------------------------

    In the first half of the fiscal year,
    Harbor Value Fund again posted a
    double digit percentage gain, but
    underperformed the S&P 500 index,
    where results continued to be skewed
    by the strong performance of a small
    number of large capitalization blue
    chip equities. Active management of
    the portfolio, focused on equities
    with lower market capitalization on
    average than that of the S&P 500,
    contributed to results. Strong gains
    from energy holdings were offset by
    shortfalls in utilities, and consumer
    non-durable sectors. A change in the
    technique used for the passively
    managed 25% of assets was implemented
    in the period and the strategy
    enhanced ability to add broader
    diversification.


           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN
                         HARBOR VALUE AND THE S&P 500

                       VALUE              S&P 500
04/88                 10,403.2           10,690.2
04/89                 13,730.5           13,123.3
04/90                 14,845.6           14,487.6
04/91                 16,811.8           17,035.6
04/92                 18,413.3           19,416.0
04/93                 19,467.8           21,209.6
04/94                 20,270.8           22,363.6
04/95                 23,639.0           26,271.6
04/96                 30,320.1           34,255.8
04/97                 35,913.1           42,861.4


                           Periods ending April 30

                                                                                   4/30/97  $11.17
    HARBOR BOND FUND                                             NET ASSET VALUE: 10/31/96  $11.28

                                                                 CHART

    ------------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/97
    ------------------------------------------------------------------------
                                                                     Since
    Fund/Index              6 months     12 months     5 years     Inception
    ------------------------------------------------------------------------
      Harbor Bond             1.96%        8.09%        8.33%        9.53%
    ------------------------------------------------------------------------
      LB AGG                  1.70%        7.08%        7.36%        8.89%
    ------------------------------------------------------------------------
                                    Total Return for Periods Ended 3/31/97
    ------------------------------------------------------------------------
      Harbor Bond             2.96%        6.44%        8.14%        9.45%
    ------------------------------------------------------------------------


    Judicious use of a broad range of
    investment opportunities allowed the
    Harbor Bond Fund to once again
    outperform the Lehman Brothers
    Aggregate index in the first half of
    the fiscal year--another difficult
    period for the financial markets.
    While average duration of the Fund
    portfolio was lowered over the six
    months to about 4.9 years, slightly
    above the LB AGG index, the longer
    position detracted from results.
    However, that penalty was more than
    offset by good returns from
    overweighting mortgages and
    underweighting investment grade
    corporates, an allocation to high
    yield corporates, and small holdings
    of dollar-dominated Latin American
    bonds.


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                            HARBOR BOND AND LB AGG

                        BOND               LB AGG
04/88                 10,129.8            10,320.1
04/89                 11,081.4            11,139.8
04/90                 11,886.5            12,145.5
04/91                 13,669.4            13,990.6
04/92                 15,680.3            15,529.5
04/93                 18,199.4            17,588.8
04/94                 18,538.6            17,738.8
04/95                 19,735.1            19,036.0
04/96                 21,645.6            20,681.6
04/97                 23,395.7            22,146.8

                           Periods ending April 30



                                                                                    4/30/97  $8.62
    HARBOR SHORT DURATION FUND                                   NET ASSET VALUE:  10/31/96  $8.79

                                                                 CHART

    -------------------------------------------------------------------------
                                    Total Return for Periods Ended 4/30/97
    -------------------------------------------------------------------------
                                                                      Since
    Fund/Index               6 months     12 months     5 years     Inception
    -------------------------------------------------------------------------
      Harbor Short             2.15%        7.51%        5.39%        5.18%
      Duration
    -------------------------------------------------------------------------
      1-Yr GVT                 2.29%        5.61%        4.96%        4.90%
    -------------------------------------------------------------------------
                                    Total Return for Periods Ended 3/31/97
    -------------------------------------------------------------------------
      Harbor Short             2.65%        6.85%        5.36%        5.18%
      Duration
    -------------------------------------------------------------------------

    Returns of Harbor Short Duration Fund
    fell short of those of both the 90-day
    and one-year treasury bills in the
    first half of the fiscal year. Average
    duration of holdings in the Fund
    portfolio was slightly longer than the
    normal 12 months, which hurt
    performance compared with that of the
    one-year treasury bill with the rise
    in investment rates. However, good
    returns came from the Fund's holdings
    of both asset backed and mortgage
    bonds as well as from some futures and
    options.


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      HARBOR SHORT DURATION AND T-BILLS

                       SHORT
                      DURATION           1 YR GVT
04/92                 10,065.2           10,131.3
04/93                 10,650.3           10,631.5
04/94                 10,914.4           10,891.0
04/95                 11,530.1           11,501.9
04/96                 12,175.2           12,220.4
04/97                 13,089.0           12,906.4

                           Periods ending April 30

                                                                                    4/30/97  $1.00
    HARBOR MONEY MARKET FUND                                     NET ASSET VALUE:  10/31/96  $1.00

                                                                 CHART

    ----------------------------------------------------------------------------
                                        Total Return for Periods Ended 4/30/97
    ----------------------------------------------------------------------------
                                                                      Since
    Fund/Index               6 months     12 months     5 years     Inception
    ----------------------------------------------------------------------------
      Harbor Money Market      2.45%        5.02%        4.21%        5.60%
    ----------------------------------------------------------------------------
      T-Bills                  2.60%        5.31%        4.48%        5.71%
    ----------------------------------------------------------------------------
                                       Current Yield for Periods Ended 3/31/97
    ----------------------------------------------------------------------------
      Harbor Money Market      7 days: 4.90%        30 days: 4.83%
    ----------------------------------------------------------------------------

    Performance of Harbor Money Market
    Fund fell a little short of the 90-day
    treasury bill but again exceeded that
    of the Donaghue's average for all
    taxable money funds in the first half
    of the fiscal year. The Fund limited
    portfolio maturity to 2 1/2 months or
    less. Private obligations made up the
    bulk of the portfolio, with commercial
    paper accounting for more than 45% and
    bank obligations for about 33% of
    holdings. Money Market shares are
    neither insured nor guaranteed by the
    US Government. While the Money Market
    Fund seeks to maintain a stable price
    per share, there is no assurance the
    Fund will be able to do so.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                        HARBOR MONEY MARKET AND T-BILLS

                        MONEY
                        MARKET            T-BILLS
04/88                  10,199.9          10,198.8
04/89                  11,035.7          11,019.5
04/90                  12,001.2          11,952.1
04/91                  12,916.0          12,838.5
04/92                  13,528.2          13,481.2
04/93                  13,932.0          13,922.9
04/94                  14,322.6          14,364.1
04/95                  15,023.5          15,099.5
04/96                  15,834.6          15,937.9
04/97                  16,629.7          16,784.1

                            Periods ending April 30

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1997 (UNAUDITED)

Investment Holdings By Country (%)
(Excludes net cash and short-term investments of 5.7%)

    Sweden (SW)                       1.9
    Malaysia (MAL)                    2.5
    Belgium (BEL)                     2.8
    Australia (AUS)                   3.1
    Mexico (MEX)                      3.1
    Italy (IT)                        3.5
    Netherlands (NET)                 4.3
    Spain (SP)                        4.9
    Portugal (PORT)                   5.0
    Germany (GER)                     5.9
    Switzerland (SWS)                 9.4
    Hong Kong (HK)                    12.1
    France (FR)                       15.2
    United Kingdom (UK)               20.6

COMMON STOCKS--94.2%

                                                        VALUE
                                            SHARES      (000S)
                                            ------      ------
APPAREL & TEXTILES--3.9%
  Adidas AG (GER).......................     316,650   $ 33,003
                                                       --------
BANKS--9.8%
  AMMB Holdings BHD (MAL)...............   3,034,200     20,181
  Bank of East Asia (HK)................   8,914,718     30,669
  Standard Chartered PLC (UK)...........   2,185,862     32,947
                                                       --------
                                                         83,797
                                                       --------
BUSINESS SERVICES--6.3%
  Adecco SA (SWS).......................      60,190     20,089
  Rentokil Initial (UK).................   5,150,200     33,723
                                                       --------
                                                         53,812
                                                       --------
                                                        VALUE
                                            SHARES      (000S)
                                            ------      ------
CHEMICALS--2.0%
  SGL Carbon (GER)......................     123,910   $ 17,279
                                                       --------
CONGLOMERATES--2.6%
  BTR (UK)..............................   5,569,800     22,749
                                                       --------
ELECTRICAL EQUIPMENT--6.4%
  ABB AB, Series A (SW).................   1,330,700     16,200
  Siebe PLC (UK)........................   2,596,423     38,416
                                                       --------
                                                         54,616
                                                       --------
ELECTRONIC COMPONENTS--5.1%
  SGS Thomson Microelectronics (FR).....     395,460     30,490
  SGS Thomson Microelectronics (FR)
    ADR(1)..............................     165,600     12,979
                                                       --------
                                                         43,469
                                                       --------
GAS & PIPELINE UTILITIES--0.5%
  Hong Kong & China Gas (HK)............   2,745,000      4,359
                                                       --------
HOUSEHOLD PRODUCTS--3.1%
  Kimberly-Clark De Mexico Cl. A
    (MEX)...............................   7,079,000     26,280
                                                       --------
INSURANCE--4.8%
  AXA UAP (FR)..........................     670,500     41,254
                                                       --------
LEISURE--5.7%
  Granada Group (UK)....................   3,407,008     49,200
                                                       --------
PETROLEUM--3.1%
  Woodside Petroleum (AUS)..............   3,389,607     26,962
                                                       --------
PHARMACEUTICALS--9.7%
  Novartis AG (SWS).....................      29,205     38,475
  Roche Genuss Holdings AG (SWS)........       2,590     21,875
  Synthelabo (FR).......................     193,852     23,084
                                                       --------
                                                         83,434
                                                       --------
PUBLISHING--4.3%
  Ver Ned Uitgevers (NET)...............   1,762,700     36,461
                                                       --------
REAL ESTATE--8.0%
  Amoy Properties (HK)..................  23,922,500     23,625
  Cheung Kong Holdings (HK).............   3,331,000     29,240
  New World Development Co. (HK)........   2,702,000     15,591
                                                       --------
                                                         68,456
                                                       --------
RETAILING--5.5%
  Castorama DuBois Investisse (FR)......     159,107     23,526
  Delhaize Le Lion (BEL)................     476,145     23,907
                                                       --------
                                                         47,433
                                                       --------
TELECOMMUNICATIONS--13.4%
  Portugal Telecom (PORT)...............   1,170,400     43,120
  Telecom Italia MOB (IT)...............   9,551,300     30,040
  Telefonica de Espana (SP).............   1,627,700     41,693
                                                       --------
                                                        114,853
                                                       --------
TOTAL COMMON STOCKS
  (Cost $750,953)...................................    807,417
                                                       --------

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

CORPORATE BONDS--0.1%

                                          PRINCIPAL
                                            AMOUNT      VALUE
                                            (000S)      (000S)
                                          ---------     ------
AMMB Holdings BHD Rts. (MAL)............  $      910   $    362
AMMB Holdings BHD Rts. (MAL)............         910        362
                                                       --------
TOTAL CORPORATE BONDS
  (Cost $734).......................................        724
                                                       --------


SHORT-TERM INVESTMENTS--4.5%

COMMERCIAL PAPER
  Chevron Oil Finance Co.
    5.400%--05/01/97....................       4,074      4,074
  Ford Motor Credit Company
    5.510%--05/01/97....................      35,000     35,000
                                                       --------

                                                        VALUE
                                                        (000S)
                                                        ------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $39,074)....................................   $ 39,074
                                                       --------

TOTAL INVESTMENTS--98.8%
  (Cost $790,761)...................................    847,215

CASH AND OTHER ASSETS, LESS LIABILITIES--1.2%.......
                                                         10,018
                                                       --------

TOTAL NET ASSETS--100%..............................   $857,233
                                                       ========

------------
(1) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking organizations.

    The accompanying notes are an integral part of the financial statements.

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1997 (UNAUDITED)

Common Stock Holdings (%)
(Excludes net cash and short-term investments of 7.4%)

    Air Travel                          0.1
    Chemicals                           0.1
    Machinery                           0.1
    Metals                              0.1
    Petroleum International             0.1
    Publishing                          0.1
    Real Estate                         0.1
    Telephone                           0.2
    Apparel & Textiles                  0.4
    Automobiles                         0.6
    Insurance                           1.2
    Containers & Glass                  1.3
    Banks                               1.4
    Broadcasting                        1.4
    Building Materials                  1.4
    Food & Beverages                    1.6
    Medical Supplies                    1.7
    Leisure Time/Gaming                 2.0
    Electric Utilities                  2.3
    Auto Parts                          2.3
    Environmental Services              2.4
    Natural Gas                         2.5
    Paper Products                      2.6
    Biotechnology                       2.8
    Hotels & Restaurants                2.8
    Computers & Business Equipment      3.1
    Petroleum Services                  3.3
    Electronics                         3.4
    Telecommunications Service          3.5
    Financial Services                  3.6
    Computer Software                   3.7
    Groceries                           4.2
    Pharmaceuticals                     5.3
    Business Services                   5.4
    Telecommunications Equipment        6.7
    Health Care                         8.9
    Retailing                           9.9

COMMON STOCKS--92.6%

                                                          VALUE
                                              SHARES     (000S)
                                              ------     ------
AIR TRAVEL--0.1%
  Airtours.................................     6,000    $    89
                                                         -------
APPAREL & TEXTILES--0.4%
  Tommy Hilfiger Corp*.....................     8,400        334
                                                         -------
AUTO PARTS--2.3%
  Bridgestone Corp.........................       500        106
  Tower Automotive Inc*....................    51,200      1,895
                                                         -------
                                                           2,001
                                                         -------
AUTOMOBILES--0.6%
  Bayer Motoren Werk.......................       100         82
  Mahindra & Mahindra GDR (1)*.............     4,000         50
  Porsche AG...............................       130        169
  Qingling Motors*.........................    80,000         44
  Volkswagen A G...........................     1,200        152
                                                         -------
                                                             497
                                                         -------
BANKS--1.4%
  Banco Central Hispan.....................     2,000         61
  Banco Frances Del Rio LA Plata...........     1,300         40
  Banco Ganadero S A.......................       400         11
  Credito Italiano.........................    59,100         83
  Washington Mut Inc.......................    20,300      1,002
                                                         -------
                                                           1,197
                                                         -------
BIOTECHNOLOGY--2.8%
  Agouron Pharmaceuticals*.................     8,300        531
  Ares Serono SA...........................        80        107
  Biogen Inc.*.............................    25,000        800
  Centocor Inc*............................    31,800        894
  Genset SA*...............................     4,700         80
                                                         -------
                                                           2,412
                                                         -------
BROADCASTING--1.4%
  Evergreen Media*.........................    37,100      1,201
                                                         -------
BUILDING MATERIALS--1.4%
  Berkeley Group...........................     2,400         27
  Caradon Plc..............................    18,000         72
  USG Corp*................................    33,300      1,141
                                                         -------
                                                           1,240
                                                         -------
BUSINESS SERVICES--5.4%
  Adecco SA................................       170         57
  ASE Test Limited*........................     1,100         41
  Avis Europe*.............................    25,000         55
  Compass Group............................     5,000         55
  Guangnan (Hldgs).........................     2,857          0
  Guangnan Inv Ltd. (Hldgs)................    21,600         31
  Manpower Inc Wis.........................    42,800      1,717
  Orix Corp................................     1,000         50
  Robert Half International Inc.*..........    32,500      1,276
  Service Corp Intl........................    33,500      1,147
  Venture Manufacturing....................    30,800         87
  WPP Group Plc............................     2,400         98
                                                         -------
                                                           4,614
                                                         -------
CHEMICALS--0.1%
  BASF AG..................................     2,000         77
                                                         -------

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                          VALUE
                                              SHARES     (000S)
                                              ------     ------
COMPUTERS & BUSINESS EQUIPMENT--3.1%
  Computer Horizons Corp.*.................    11,800    $   514
  E M C Corp Mass*.........................    38,100      1,386
  Network Appliance Inc*...................    23,800        693
  OCE Van Der Griten N V ADR(2)............       900        109
                                                         -------
                                                           2,702
                                                         -------
COMPUTER SOFTWARE--3.7%
  Autodesk Inc.............................    13,300        472
  Baan Co Nvf*.............................     1,800         97
  BMC Software Inc*........................    28,600      1,237
  Cap Gemini...............................     1,700        103
  Electronics For Imaging Inc*.............    28,200      1,107
  Saville Sys Plc*.........................     1,800         74
  Sema Group...............................     5,300        103
                                                         -------
                                                           3,193
                                                         -------
CONTAINERS & GLASS--1.3%
  Crown Cork & Seal Company Inc............    20,100      1,100
                                                         -------
ELECTRIC UTILITIES--2.3%
  AES Corp.*...............................    27,700      1,808
  Centrais Electricas Brasileiras..........     2,500         58
  YTL Power Intl*..........................    60,900         97
                                                         -------
                                                           1,963
                                                         -------
ELECTRONICS--3.4%
  ASM Lithography Hldg N V*................       800         63
  Datacraft Asia...........................    34,500         76
  LSI Logic Corp.*.........................    39,200      1,499
  Sawtek Inc*..............................    38,400      1,138
  SGS Thomson Microelectronics*............       100          8
  TDK Corp. ADR(2).........................       900         66
  Thakral Corp.............................    81,000         76
                                                         -------
                                                           2,926
                                                         -------
ENVIRONMENTAL SERVICES--2.4%
  United Waste Sys Inc*....................    33,600      1,134
  U S Filter Corp*.........................    32,100        975
                                                         -------
                                                           2,109
                                                         -------
FINANCIAL SERVICES--3.6%
  AMMB Holdings Bhd........................       480          0
  Associates First Cap Corp. ..............    25,100      1,287
  Banca Fideuram Spa.......................    15,500         39
  Equifax Inc..............................    56,500      1,624
  Nichiei Co. .............................       700         56
  Promise Co. .............................     1,700         70
                                                         -------
                                                           3,076
                                                         -------
FOOD & BEVERAGES--1.6%
  Cola Cola Femsa S A CV...................     1,800         63
  Fomento Econ Mexico......................    11,400         54
  PanAmerican Beverages Inc. ..............    40,000      1,160
  Vina Concha Y Toro S A...................     1,900         62
                                                         -------
                                                           1,339
                                                         -------
                                                          VALUE
                                              SHARES     (000S)
                                              ------     ------
GROCERIES--4.2%
  Kroger Co*...............................    70,000    $ 1,925
  Promodes.................................       200         67
  Raison Tehtaat...........................     1,050         87
  Safeway Inc*.............................    34,100      1,522
                                                         -------
                                                           3,601
                                                         -------
HEALTH CARE--8.9%
  Fresenius Med Care AG*...................     2,600         76
  Health Mgmt Assoc*.......................    69,400      1,857
  Healthsouth Corp.*.......................    73,700      1,456
  McKesson Corp. New.......................    14,500      1,049
  Oxford Health Plans Inc*.................    23,500      1,548
  Tenet Healthcare Corp.*..................    63,500      1,651
                                                         -------
                                                           7,637
                                                         -------
HOTELS & RESTAURANTS--2.8%
  Four Seasons Hotels Inc*.................    48,200      1,072
  Host Marriot Corp.*......................    67,900      1,180
  Pizza Express............................     9,300        104
  Telepizza*...............................     2,000         92
                                                         -------
                                                           2,448
                                                         -------
INSURANCE--1.2%
  Aegon....................................       800         58
  AXA UAP..................................     1,300         80
  MGIC Investment Corp. Wis................    10,800        877
                                                         -------
                                                           1,015
                                                         -------
INVESTMENT COMPANIES--0.0%
  Guangdong Invest.........................    26,000         24
                                                         -------
LEISURE TIME/GAMING--2.0%
  Carnival Corp............................    43,800      1,615
  Corp Inter Am Entertainment*.............    14,600         55
  Nintendo Ltd.............................     7,200         66
                                                         -------
                                                           1,736
                                                         -------
MACHINERY--0.1%
  Schneider S A............................     1,000         56
  Tomra Systems As.........................     3,100         60
                                                         -------
                                                             116
                                                         -------
MEDICAL SUPPLIES--1.7%
  Biocompatibles Int*......................     2,300         53
  Boston Scientific Corp.*.................     7,100        342
  Safeskin Corp*...........................    46,200      1,034
                                                         -------
                                                           1,429
                                                         -------
METALS--0.1%
  Acerinox SA..............................       400         58
  Tubos De Acero De Mexico S A*............       300          5
                                                         -------
                                                              63
                                                         -------
NATURAL GAS--2.5%
  Valero Energy Corp.......................    36,200      1,271
  Williams Cos Inc.........................    20,600        904
                                                         -------
                                                           2,175
                                                         -------
PAPER PRODUCTS--2.6%
  Fort Howard Corp. New*...................    64,400      2,218
                                                         -------

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                          VALUE
                                              SHARES     (000S)
                                              ------     ------
PETROLEUM INTERNATIONAL--0.1%
  Oil Co Lukoil............................     1,400    $    80
                                                         -------
PETROLEUM SERVICES--3.3%
  Coflexip.................................     3,100         84
  Diamond Offshore Drilling Inc*...........    14,600        940
  Ensco International Inc.*................    24,200      1,149
  Petroleum Geo Svcs As*...................     2,600        100
  Seacor Hldgs Inc*........................     1,700         73
  Tidewater Inc............................    12,500        502
                                                         -------
                                                           2,848
                                                         -------
PHARMACEUTICALS--5.3%
  Cardinal Health Inc......................    31,100      1,656
  Dura Pharmaceuticals*....................    41,700      1,209
  Elan PLC ADR*............................    45,200      1,537
  Novo Nordisk A S.........................     1,600         81
  Synthelabo...............................       500         60
                                                         -------
                                                           4,543
                                                         -------
PUBLISHING--0.1%
  Schibsted ASA............................     5,400         93
                                                         -------
REAL ESTATE--0.1%
  Mitsui Fudosan Co........................     2,000         23
  Silver Grant International...............    50,000         27
                                                         -------
                                                              50
                                                         -------
RETAILING--9.9%
  Borders Group Inc.*......................    65,800      1,399
  China Everbright*........................    30,000         30
  Consolidated Stores Corp.*...............    42,600      1,704
  Costco Cos Inc*..........................    60,300      1,741
  Dollar Tree Stores Inc*..................    43,500      1,718
  Lindex AB................................     4,200         90
  TJX COS Inc New..........................    38,900      1,838
                                                         -------
                                                           8,520
                                                         -------
TELECOMMUNICATIONS EQUIPMENT--6.7%
  ADC Telecommunications Inc*..............    20,000        523
  Andrew Corp.*............................    30,050        744
  Boston Technology Inc*...................    21,600        432
  Ericsson L M Telephone Co................     1,800         59
  Gilat Satellite Networks Ltd*............     3,300        104
  Nokia Corp ADR(2)........................    16,700      1,079
  P-Com Inc.*..............................    41,400      1,185
  Tellabs Inc.*............................    42,000      1,675
                                                         -------
                                                           5,801
                                                         -------
                                                          VALUE
                                              SHARES     (000S)
                                              ------     ------
TELECOMMUNICATIONS SERVICE--3.5%
  Nextel Communications Inc.*..............   117,700    $ 1,552
  Teleport Communications Group*...........    51,700      1,474
                                                         -------
                                                           3,026
                                                         -------
TELEPHONE--0.2%
  Netcom Systems AB*.......................     5,000         68
  Telefonica De Argentina S A..............     1,400         47
  Telepar Tel Parana.......................    80,000         55
                                                         -------
                                                             170
                                                         -------
TOTAL COMMON STOCKS
  (Cost $77,164)...........................               79,663
                                                         -------

                                             PRINCIPAL
                                              AMOUNT
                                              (000S)
                                              -------
CORPORATE BONDS--0.0%
  AMMB Holdings............................        $5         $2
  AMMB Holdings............................         5          2
                                                         -------
TOTAL CORPORATE BONDS
  (Cost $4)...........................................         4
                                                         -------
SHORT-TERM INVESTMENTS--7.1%
COMMERCIAL PAPER
  American Express Credit Corp.
    5.600%--05/01/1997.....................     2,188      2,188
  Merrill Lynch & Company Inc.
    5.650%--05/01/1997.....................     3,930      3,930
                                                         -------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $6,118).......................................     6,118
                                                         -------
TOTAL INVESTMENTS--99.7%
  (Cost $83,286)......................................    85,785
                                                         -------
CASH AND OTHER ASSETS, LESS LIABILITIES--0.3%.........
                                                             258
                                                         -------
TOTAL NET ASSETS--100.0%..............................   $86,043
                                                         =======

------------
(1) GDR after the name of a foreign holding stands for Global Depository Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
(2) ADR after the name of a foreign holding stands for American Depository Receipt representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
 *  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1997 (UNAUDITED)

Common Stock Holdings (%)
(Excludes net cash and short-term investments of 3.9%)

    Apparel & Textiles                                  0.6
    Medical Supplies                                    0.8
    Railway                                             1.0
    Construction & Mining Equipment                     1.2
    Conglomerate                                        1.3
    Telecommunications Services                         1.3
    Beverage                                            1.5
    Petroleum Domestic                                  1.9
    Finance                                             2.0
    Petroleum Services                                  2.5
    Investment Companies                                2.7
    Media                                               2.7
    Aerospace                                           2.8
    Hotels & Restaurants                                2.9
    Banking                                             3.7
    Networking                                          3.8
    Computer Software                                   3.9
    Household Products                                  3.9
    Insurance                                           4.7
    Telecommunications Equipment                        4.7
    Retailing                                           4.9
    Computer & Business Equipment                       8.8
    Business Services                                   8.9
    Electronics                                        10.4
    Drugs & Healthcare                                 13.2

COMMON STOCKS--96.1%

                                                       VALUE
                                          SHARES       (000S)
                                          ------       ------
AEROSPACE--2.8%
  Boeing Co............................    603,100   $   59,481
                                                     ----------
APPAREL & TEXTILES--0.6%
  Nike Inc.............................    206,600       11,621
                                                     ----------
                                                       VALUE
                                          SHARES       (000S)
                                          ------       ------
BANKING--3.7%
  Chase Manhattan Corp.................    425,900   $   39,449
  Citicorp.............................    339,400       38,225
                                                     ----------
                                                         77,674
                                                     ----------
BEVERAGE--1.5%
  Pepsico, Inc.........................    928,700       32,388
                                                     ----------
BUSINESS SERVICES--8.9%
  CKS Group Inc.*......................    592,300       12,512
  CUC International Inc.*..............  1,299,443       27,451
  Federal Express Corp.*...............    413,900       22,299
  First Data Corporation...............    748,474       25,822
  Manpower Inc. Wis....................    547,300       21,961
  Omnicom Group........................    606,800       32,160
  Reuters Holdings PLC ADR Cl. B(1)....    717,300       44,204
                                                     ----------
                                                        186,409
                                                     ----------
COMPUTER & BUSINESS EQUIPMENT--8.8%
  Compaq Computer Corp.*...............    412,700       35,234
  Dell Computer Corp.*.................    518,700       43,409
  Hewlett-Packard Company..............    802,600       42,136
  International Business Machines......    181,200       29,128
  Seagate Technology*..................    760,200       34,874
                                                     ----------
                                                        184,781
                                                     ----------
COMPUTER SOFTWARE--3.9%
  Intuit, Inc.*........................    441,700        9,773
  Microsoft Inc.*......................    371,800       45,174
  SAP AG ADR(1)........................    432,200       26,504
                                                     ----------
                                                         81,451
                                                     ----------
CONGLOMERATE--1.3%
  Case Corp............................    484,300       26,818
                                                     ----------
CONSTRUCTION & MINING EQUIPMENT--1.2%
  Caterpillar Inc......................    285,800       25,436
                                                     ----------
DRUGS & HEALTHCARE--13.2%
  Astra A Fria, Series A(2)............    238,214        9,747
  Bristol-Meyers Squibb Co.............    623,800       40,859
  Eli Lilly & Co.......................    446,700       39,254
  Healthsouth Corp.*...................  1,475,300       29,137
  Merck & Co. Inc......................    533,300       48,264
  Pfizer Inc...........................    508,500       48,816
  Phycor, Inc.*........................    452,062       12,036
  SmithKline Beecham PLC ADR(1)........    616,100       49,673
                                                     ----------
                                                        277,786
                                                     ----------
ELECTRONICS--10.4%
  Applied Materials Inc.*..............    488,800       26,823
  Intel Corp...........................    438,200       67,099
  International Rectifier Corp.*.......  1,430,700       16,453
  KLA Instruments Inc.*................    782,300       34,812
  LSI Logic Corp.*.....................    764,560       29,245
  Texas Instruments Inc................    354,800       31,666
  Xilinx Inc.*.........................    251,000       12,299
                                                     ----------
                                                        218,397
                                                     ----------

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                       VALUE
                                          SHARES       (000S)
                                          ------       ------
FINANCE--2.0%
  Federal National Mortgage
    Association........................    525,600   $   21,615
  MBNA Corp............................    634,050       20,924
                                                     ----------
                                                         42,539
                                                     ----------
HOTELS & RESTAURANTS--2.9%
  Hilton Hotels Corp...................  1,435,100       38,748
  McDonalds Corp.......................    409,400       21,954
                                                     ----------
                                                         60,702
                                                     ----------
HOUSEHOLD PRODUCTS--3.9%
  Gillette Co..........................    572,900       48,696
  Kimberly Clark Corp..................    658,800       33,763
                                                     ----------
                                                         82,459
                                                     ----------
INSURANCE--4.7%
  Cigna Corp...........................    164,500       24,737
  MGIC Investment Corp.................    562,200       45,679
  UNUM Corp............................    356,200       27,427
                                                     ----------
                                                         97,843
                                                     ----------
INVESTMENT COMPANIES--2.7%
  Morgan Stanley Group Inc.............    520,800       32,875
  Charles Schwab Corp..................    633,800       23,213
                                                     ----------
                                                         56,088
                                                     ----------
MEDIA--2.7%
  Disney (Walt) Co.....................    688,800       56,482
                                                     ----------
MEDICAL SUPPLIES--0.8%
  Boston Scientific Corp.*.............    346,200       16,704
                                                     ----------
NETWORKING--3.8%
  3Com Corp.*..........................    441,400       12,801
  Ascend Communications Inc............    463,300       21,196
  Cisco Systems Inc.*..................    903,400       46,751
                                                     ----------
                                                         80,748
                                                     ----------
PETROLEUM DOMESTIC--1.9%
  Amerada Hess Corp....................    495,200       24,079
  Union Pacific Res Group Inc..........    598,600       16,237
                                                     ----------
                                                         40,316
                                                     ----------
PETROLEUM SERVICES--2.5%
  Schlumberger LTD.....................    472,800       52,363
                                                     ----------
RAILWAY--1.0%
  Wisconsin Central Transportation
    Corp.*.............................    619,100       20,276
                                                     ----------
                                                       VALUE
                                          SHARES       (000S)
                                          ------       ------
RETAILING--4.9%
  Dollar General Corp..................    921,762   $   29,151
  Gap Inc..............................    710,900       22,660
  Gucci Group NV.......................    327,900       22,748
  Kohl's Corp.*........................    583,900       28,538
                                                     ----------
                                                        103,097
                                                     ----------

TELECOMMUNICATIONS EQUIPMENT--4.7%
  Ericsson (LM) Telephone Co.--ADR Cl.
    B(1)...............................    927,400       31,184
  Nokia Corp. ADR(1)...................    561,000       36,255
  Tellabs Inc.*........................    780,100       31,106
                                                     ----------
                                                         98,545
                                                     ----------

TELECOMMUNICATIONS SERVICES--1.3%
  Vodafone Group PLC ADR(1)............    617,400       27,320
                                                     ----------

TOTAL COMMON STOCKS
  (Cost $1,627,975)...............................    2,017,724
                                                     ----------


SHORT-TERM INVESTMENTS--5.3%

                                         PRINCIPAL
                                          AMOUNT
                                          (000S)
                                         ---------
COMMERCIAL PAPER
  Chevron Oil Finance Co.
    5.400%--05/01/97...................  $  31,842       31,842
  Ford Motor Credit Co.
    5.290%--05/01/96...................     80,000       80,000
                                                     ----------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $111,842).................................      111,842
                                                     ----------

TOTAL INVESTMENTS--101.4%
  (Cost $1,739,817)...............................    2,129,566

CASH AND OTHER ASSETS,
  LESS LIABILITIES--(1.4%)........................      (30,100)
                                                     ----------

TOTAL NET ASSETS--100.0%..........................   $2,099,466
                                                     ==========

------------
(1) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
(2) Foreign currency-denominated. Market value is translated at the current exchange rate.
 *  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--APRIL 30, 1997 (UNAUDITED)

Investment Holdings By Country (%)
(Excludes net cash and short-term investments of 4.2%)

    Finland (FIN)                             1.1
    Spain (SP)                                1.5
    Australia (AUS)                           1.6
    Denmark (DEN)                             1.7
    Argentina (ARG)                           1.8
    Norway (NOR)                              1.9
    Netherlands (NET)                         2.4
    Poland (POL)                              2.9
    Portugal (PORT)                           2.9
    Brazil (BR)                               3.1
    Malaysia (MAL)                            3.6
    Singapore (SGP)                           3.8
    South Africa (S. AFR)                     4.0
    Russia (RUS)                              5.5
    Japan (JP)                                6.0
    Sweden (SW)                               8.3
    France (FR)                               8.8
    Hong Kong (HK)                           10.5
    Switzerland (SWS)                        11.9
    United Kingdom (UK)                      12.5

COMMON STOCKS--94.8%


                                                         VALUE
                                            SHARES      (000S)
                                            ------      ------
AEROSPACE--0.8%
  Hong Kong Aircraft (HK)...............      219,200   $   634
                                                        -------
APPAREL & TEXTILES--0.4%
  Coats Viyella (UK)....................      125,000       263
                                                        -------
AUTOMOTIVE--3.5%
  Jardine International Motor (HK)......      600,000       697
  Rolls Royce (GB)......................      330,377     1,301
  Volvo AB, Series B (SW)...............       25,000       630
                                                        -------
                                                          2,628
                                                        -------
BANKS--14.1%
  Banco Commercial Portugues (PORT).....       78,892     1,201
  Banco Espana de Credito (SP)*.........      125,000     1,107
  Bank Slaski (POL).....................       15,500     1,316
  Banque National Paris (FR)............       30,000     1,280
  Barclays Bank PLC (UK)................       55,570     1,033
  Cie Fin Paribas Cl. A (FR)............       15,000       946
  Credit Suisse Group (SWS).............        7,650       861
  FIH (DEN).............................       23,000       551
  Malayan Bank Berhad (MAL).............       60,000       597
  Merita Ltd. (FIN).....................      250,000       812
  National Westminster (UK).............       35,000       414
  Schweiz Bankverein (SWS)*.............        1,200       262
  United Overseas Bank (Alien Market)
    (SGP)...............................       25,000       235
                                                        -------
                                                         10,615
                                                        -------
BEVERAGES--2.7%
  Guinness (UK).........................      140,000     1,157
  Whitbread (UK)........................       70,000       874
                                                        -------
                                                          2,031
                                                        -------
BUSINESS MACHINES--0.7%
  Canon Inc. (JP).......................       21,000       498
                                                        -------
BUSINESS SERVICES--2.4%
  ISS International, Series B (DEN)*....       25,000       740
  SGS Holding (SWS).....................          500     1,035
                                                        -------
                                                          1,775
                                                        -------
CHEMICALS--0.3%
  Rhone Poulenc SA (FR).................        6,500       219
                                                        -------

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED


                                                         VALUE
                                            SHARES      (000S)
                                            ------      ------
CONGLOMERATES--11.0%
  Jardine Matheson (SGP)................      250,000   $ 1,375
  Keppel Corp. (SGP)....................      350,000     1,523
  Kinnevik Investment, Series B (SW)....       20,000       519
  Kvaerner ASA, Series A (NOR)..........        5,000       249
  Oerlikon Buhrle AG (SWS)..............       10,000       990
  Renong BHD (MAL)......................      500,000       685
  Sime Darby Berhad (MAL)...............      450,000     1,389
  Swire Pacific Ltd. Cl. A (HK).........       20,000       154
  Swire Pacific Ltd. Cl. B (HK).........    1,025,000     1,363
                                                        -------
                                                          8,247
                                                        -------
CONSUMER GOODS--4.1%
  BIC (FR)..............................        1,100       174
  Fraser & Neave (SGP)..................      150,000     1,088
  Hunter Douglas NV (NET)...............       22,000     1,795
                                                        -------
                                                          3,057
                                                        -------
CONTAINERS & GLASS--0.1%
  Krosno SA (POL).......................        7,000       108
                                                        -------
ELECTRIC UTILITIES--4.8%
  Cataguazes Leopold, Pfd. A (BR).......  650,000,000     1,057
  China Light & Power (HK)..............      150,000       676
  Unified Energy Systems Pfd (RUS)*.....    1,000,000       148
  Unified Energy Systems (RUS)*.........    6,500,000     1,690
                                                        -------
                                                          3,571
                                                        -------
ELECTRONICS--2.6%
  Matsushita Electrical Industries
    (JP)................................       70,000     1,119
  Sony Corp. (JP).......................       11,000       801
                                                        -------
                                                          1,920
                                                        -------
FOOD--3.3%
  Cresud (ARG)..........................      750,000     1,388
  Nestle SA (SWS).......................          900     1,093
                                                        -------
                                                          2,481
                                                        -------
FUNDS--1.0%
  Govt. of Poland-Polish National
    Investment Fund*....................       17,500       761
                                                        -------
INSURANCE--2.8%
  AXA UAP (FR)..........................       19,000     1,169
  Winterthur (SWS)......................        1,300       933
                                                        -------
                                                          2,102
                                                        -------

                                                         VALUE
                                            SHARES      (000S)
                                            ------      ------
MINING & METALS--5.4%
  Anglo American Corp.
    South Africa Ltd. (S. AFR)..........       23,000   $ 1,469
  Gencor Ltd. ADR (S. AFR)(1)...........      360,000     1,514
  RTZ Corp. (UK)........................       61,341       974
  WMC Ltd. (AUS)........................       20,580       122
                                                        -------
                                                          4,079
                                                        -------
NEWSPAPERS--2.8%
  Investec Consultants (PORT)*..........       30,100       994
  News Corp. Ltd. ADR (AUS)(1)..........      240,087     1,107
                                                        -------
                                                          2,101
                                                        -------
OIL & GAS EXPLORATION--0.7%
  Elf Aquitaine (FR)....................        4,000       388
  Saga Petroleum AS, Series A (NOR).....       10,000       161
                                                        -------
                                                            549
                                                        -------
OIL & GAS PRODUCTION--6.5%
  Norsk Hydro AS (NOR)..................        3,000       146
  Oil Co. Lukoil (RUS)..................       40,000     2,273
  Petrol Brasileiros, Pfd. (BR).........    6,000,000     1,261
  Saevik Supply Rights (NOR)*...........       75,000       874
  Total Cl. B (FR)......................        4,000       332
                                                        -------
                                                          4,886
                                                        -------
PHARMACEUTICALS--11.6%
  Astra AB (SW).........................       12,000       491
  FDM Pharmaceuticals (FR)*.............       35,000     1,349
  Nobel Biocare (SW)....................      120,000     1,759
  Novartis AG (SWS).....................          800     1,054
  Pharmacia and Upjohn (SW).............       55,000     1,585
  Roche Holdings AG (SWS)...............          150     1,267
  SmithKline Beecham PLC (UK)...........       76,764     1,234
                                                        -------
                                                          8,739
                                                        -------
PHOTOGRAPHY--2.7%
  China HK Photo (HK)...................    2,900,000       908
  Fuji Photo Film Co. (JP)..............       30,000     1,146
                                                        -------
                                                          2,054
                                                        -------
POLLUTION CONTROL--1.3%
  Waste Mgmt Intl PLC ADR (UK)(1)*......      120,000       945
                                                        -------
REAL ESTATE--1.7%
  Amoy Properties (HK)..................    1,300,000     1,284
                                                        -------
TELECOMMUNICATION--2.8%
  Ericsson (LM) Tel Co. Ser. B (SW).....       40,000     1,265
  Hong Kong Telecom (HK)................      490,289       842
                                                        -------
                                                          2,107
                                                        -------

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED


                                                         VALUE
                                            SHARES      (000S)
                                            ------      ------
TIRE & RUBBER--2.1%
  Bridgestone Corp. (JP)................        8,000   $   170
  Cie Fin Michel Bas (SWS)..............        3,000     1,433
                                                        -------
                                                          1,603
                                                        -------
TOBACCO--1.6%
  BAT Industries (UK)...................      140,000     1,178
                                                        -------
TOYS & AMUSEMENTS--1.0%
  Salomon & Taylor (JP).................      233,000       789
                                                        -------
TOTAL COMMON STOCKS
  (Cost $70,128)........................                 71,224
                                                        -------

UNITS--1.0%
  (Cost $923)

Eurotunnel (FR)*........................      700,000       786
                                                        -------

SHORT-TERM INVESTMENTS--5.8%

                                           PRINCIPAL
                                            AMOUNT       VALUE
                                            (000S)      (000S)
                                           ---------    ------
COMMERCIAL PAPER
  American Express Credit Corp.
    5.500%--05/01/1997..................  $     1,658   $ 1,658
  Prudential Funding Corp.
    5.500%--05/02/1997..................        2,727     2,727
                                                        -------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $4,385)......................................     4,385
                                                        -------

TOTAL INVESTMENTS--101.6%
  (Cost $75,436).....................................    76,395
                                                        -------

CASH AND OTHER ASSETS, LESS LIABILITIES--(1.6%)......
                                                         (1,216)
                                                        -------

TOTAL NET ASSETS--100.0%.............................   $75,179
                                                        =======

------------
(1) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking organizations.
 *  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1997 (UNAUDITED)

Investment Holdings By Country (%)
(Excludes net cash and short-term investments of 5.2%)

    Portugal (PORT)                       0.9
    Australia (AUS)                       1.6
    Denmark (DEN)                         2.0
    Singapore (SGP)                       2.1
    Argentina (ARG)                       2.5
    Spain (SP)                            2.7
    Norway (NOR)                          3.3
    Hong Kong (HK)                        3.4
    Malaysia (MAL)                        3.5
    Brazil (BR)                           4.1
    Russia (RUS)                          4.5
    South Africa (S. AFR)                 5.5
    Netherlands (NET)                     6.7
    Sweden (SW)                           7.8
    Japan (JP)                            8.0
    France (FR)                           8.5
    Switzerland (SWS)                    11.4
    United Kingdom (UK)                  16.3

COMMON STOCKS--93.3%


                                                       VALUE
                                         SHARES        (000S)
                                         ------        ------
AUTOMOTIVE--2.0%
  Volvo AB, Series B (SW)*............   3,625,000   $   91,264
                                                     ----------

                                                       VALUE
                                         SHARES        (000S)
                                         ------        ------
BANKS--15.1%
  ABN Amro Holdings NV (NET)*.........   1,034,140   $   71,073
  Banco Bilbao Vizcaya (SP)...........   1,285,150       86,494
  Banco Commercial Portugues (PORT)...   2,277,684       34,666
  Banco Commercial Portugues ADR
    (PORT)(1).........................     420,000        6,457
  Banco Intercontinental Espana
    (SP)..............................     255,000       38,022
  Barclays Bank PLC (UK)..............   4,070,170       75,730
  Cie Fin Paribas Cl. A (FR)..........     672,120       42,390
  Credit Suisse Group (SWS)...........     426,600       48,040
  Malayan Bank Berhad (MAL)...........   8,107,000       80,721
  National Westminster Bank (UK)......   5,605,296       66,319
  Royal Bank of Scotland Group (UK)...   6,226,700       58,735
  Schweiz Bankverein Wts. (SWS)*......      27,470          143
  Schweiz Bankverein (SWS)*...........     230,786       50,412
  United Overseas Bank (Alien Market)
    (SGP).............................   4,633,151       43,531
                                                     ----------
                                                        702,733
                                                     ----------
BEVERAGES--4.7%
  Cadbury Schweppes (UK)*.............   6,241,451       51,793
  Guinness (UK).......................   7,850,000       64,886
  South African Breweries Ltd. ADR (S.
    AFR)(1)...........................   2,086,044       61,458
  Whitbread (UK)......................   3,050,000       37,964
                                                     ----------
                                                        216,101
                                                     ----------
BUSINESS MACHINES--1.8%
  Canon Inc. (JP)*....................   3,557,000       84,347
                                                     ----------
BUSINESS SERVICES--1.6%
  SGS Holding (SWS)*..................      35,500       73,452
                                                     ----------
CHEMICALS--1.0%
  Rhone Poulenc SA (FR)...............   1,329,597       44,719
                                                     ----------
CONGLOMERATES--4.5%
  Keppel Corp. (SGP)..................  12,050,000       52,446
  Kvaerner ASA, Series A (NOR)........   1,252,050       62,240
  Sime Darby Berhad (MAL).............  16,130,000       49,788
  Swire Pacific Ltd. Cl. A (HK).......   6,036,000       46,557
                                                     ----------
                                                        211,031
                                                     ----------
CONSUMER GOODS--2.5%
  BIC (FR)............................     520,000       82,412
  Hunter Douglas NV (NET).............     426,498       34,806
                                                     ----------
                                                        117,218
                                                     ----------
ELECTRIC UTILITIES--1.5%
  China Light & Power (HK)............  15,000,000       67,579
                                                     ----------

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED


                                                       VALUE
                                         SHARES        (000S)
                                         ------        ------
ELECTRONICS--1.8%
  Matsushita Electrical Industries
    (JP)..............................   2,500,000   $   39,981
  Sony Corp. (JP).....................     601,000       43,749
                                                     ----------
                                                         83,730
                                                     ----------
ENGINEERING--0.6%
  Sulzer AG (SWS).....................      41,250       28,403
                                                     ----------
FINANCIAL SERVICES--1.7%
  Ing Groep NV (NET)..................   1,980,449       77,762
                                                     ----------
FOOD--1.3%
  Nestle SA (SWS).....................      50,300       61,079
                                                     ----------
INDUSTRIAL MACHINERY--0.8%
  Komatsu (JP)........................   5,000,000       36,554
                                                     ----------
INSURANCE--3.1%
  AXA (FR)............................   1,000,000       61,527
  SCHW Ruckversicher (SWS)............      71,500       82,748
                                                     ----------
                                                        144,275
                                                     ----------
INVESTMENT COMPANIES--1.2%
  Kinnevik Investment Ser. B (SW).....   2,120,510       55,008
                                                     ----------
MINING & METALS--6.7%
  Anglo American Corp. South Africa
    Ltd. ADR (S. AFR)(1)..............   1,286,000       81,661
  Gencor Ltd. ADR (S. AFR)(1).........  26,950,000      113,336
  RTZ Corp. (UK)......................   2,113,036       33,562
  Trelleborg AB Cl. B (SW)............   3,312,220       51,722
  WMC Ltd. (AUS)......................   4,867,716       28,850
                                                     ----------
                                                        309,131
                                                     ----------
NEWSPAPERS--1.0%
  News Corp. Ltd. ADR (AUS)(1)........   2,500,000       46,250
                                                     ----------
OIL & GAS EXPLORATION--2.3%
  LASMO (UK)..........................  15,934,352       57,591
  Saga Petroleum AS (NOR).............   2,809,000       49,110
                                                     ----------
                                                        106,701
                                                     ----------
OIL & GAS PRODUCTION--13.9%
  B G (UK)............................  15,500,000       44,716
  British Petroleum (UK)..............   6,844,084       78,535
  Norsk Hydro AS (NOR)................     872,691       42,524
  Oil Co. Lukoil (RUS)................   3,698,250      207,102
  Petrol Brasileiros (BR)............. 435,000,001       91,417
  Royal Dutch Petroleum Co. ADR
    (NET)(1)..........................     450,000       81,113
  Total Cl. B (FR)....................     671,444       55,680
  YPF Sociedad Anonima ADR (ARG)(1)...   1,600,000       44,200
                                                     ----------
                                                        645,287
                                                     ----------

                                                       VALUE
                                         SHARES        (000S)
                                         ------        ------
PHARMACEUTICALS--7.4%
  Novartis AG (SWS)...................      69,561   $   91,641
  Novo Nordisk AS (DEN)...............     933,000       92,299
  Pharmacia and Upjohn (SW)...........   2,000,000       57,619
  SmithKline Beecham PLC ADR
    (UK)(1)...........................   1,270,000      102,394
                                                     ----------
                                                        343,953
                                                     ----------
PHOTOGRAPHY--2.0%
  Fuji Photo Film Co. (JP)............   2,470,000       94,375
                                                     ----------
STEEL--0.0%
  Von Roll AG (SWS)*..................      12,000          207
                                                     ----------
TELECOMMUNICATION--7.6%
  Ericsson (LM) Tel Co. Ser. B (SW)...   2,640,000       83,460
  Ericsson (LM) Tel Co. ADR Cl. B
    (SW)(1)...........................     646,000       21,722
  Hong Kong Telecom (HK)..............  25,101,273       43,096
  Telebras, Pfd. (BR)................. 865,000,000       99,221
  Telecom Argentina Cl. B (ARG).......   6,600,000       32,673
  Telefonica De Argentina Cl. B
    (ARG).............................  12,000,000       39,844
  Telekom Malaysia (MAL)..............   4,600,000       32,245
                                                     ----------
                                                        352,261
                                                     ----------
TIRE & RUBBER--3.4%
  Bridgestone Corp. (JP)..............   2,545,000       54,134
  CIE Fin Michel Bas (SWS)............      88,700       42,361
  Michelin Cl. B (FR).................   1,106,300       61,812
                                                     ----------
                                                        158,307
                                                     ----------
TOBACCO--2.9%
  BAT Industries (UK).................  10,136,807       85,267
  Cie Fin Richemont (SWS).............      33,500       48,519
                                                     ----------
                                                        133,786
                                                     ----------
TOYS & AMUSEMENTS--0.4%
  Nintendo Co. (JP)...................     200,000       14,622
  Sega Enterprises (JP)...............     200,000        5,263
                                                     ----------
                                                         19,885
                                                     ----------
WATER DISTRIBUTION--0.5%
  Lyonnaise Des Eaux SA (FR)..........     270,487       24,470
                                                     ----------
TOTAL COMMON STOCKS
  (Cost $2,631,270)...................                4,329,868
                                                     ----------
UNITS--0.5%
  (Cost $65,340)
Eurotunnel (FR)*......................  20,000,000       22,445
                                                     ----------

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--CONTINUED


CONVERTIBLE BONDS--1.0%
  (Cost $39,600)

                                         PRINCIPAL
                                         AMOUNT        VALUE
                                         (000S)        (000S)
                                        ---------      ------
LibLife International BV
  6.500%--09/30/2004 (S.AFR)..........     $40,000   $   48,400
                                                     ----------

SHORT-TERM INVESTMENTS--4.7%

                                          PRINCIPAL
                                           AMOUNT      VALUE
                                          ---------  ----------
COMMERCIAL PAPER
  American Express Credit Corp.
    5.460% - 05/02/1997...............      15,049       15,049
    5.500%--05/19/1997................      19,864       19,864
    5.500%--05/20/1997................      13,074       13,074
                                                     ----------
                                                         47,987
                                                     ----------
  Chevron Oil Finance Co.
    5.480%--05/01/1997................      12,475       12,475
    5.460%--05/08/1997................      17,167       17,167
    5.420%--05/14/1997................      17,402       17,402
                                                     ----------
                                                         47,044
                                                     ----------

  Exxon Asset Management
    5.430%--05/19/1997................     $18,000   $   18,000
                                                     ----------
  General Electric Capital Corp.
    5.470%--05/05/1997................      16,281       16,281
    5.500%--05/07/1997................      18,962       18,962
                                                     ----------
                                                         35,243
                                                     ----------
  General Electric Capital Services
    Inc.
    5.470%--05/12/1997................       7,407        7,407
    5.450%--05/16/1997................      13,346       13,346
                                                     ----------
                                                         20,753
                                                     ----------
  Prudential Funding Corp.
    5.480%--05/06/1997................      18,148       18,148
    5.450%--05/13/1997................      15,297       15,297
    5.450%--05/15/1997................      15,524       15,524
                                                     ----------
                                            18,148       48,969
                                                     ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $217,996).................................      217,996
                                                     ----------
TOTAL INVESTMENTS--99.5%
  (Cost $2,954,206)...............................    4,618,709
                                                     ----------
CASH AND OTHER ASSETS,
  LESS LIABILITIES--0.5%..........................       21,923
                                                     ----------
TOTAL NET ASSETS--100.0%..........................   $4,640,632
                                                     ==========

------------
(1) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking organizations.
 * Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1997 (UNAUDITED)

Common Stock Holdings (%)
(Excludes net cash and short-term investments of 2.3%)

    Construction Materials                      0.1
    Newspapers                                  0.1
    Photographic Equipment                      0.1
    Computer Software                           0.2
    Natural Gas                                 0.8
    Groceries                                   0.9
    Air Travel                                  1.1
    Computers & Business Equipment              1.1
    Mining                                      1.1
    Construction & Mining Equipment             1.4
    Publishing                                  1.5
    Business Services                           1.6
    Cosmetics                                   1.6
    Household Products                          1.6
    Metals                                      1.6
    Railroads                                   1.6
    Electrical Equipment                        2.1
    Aerospace                                   2.2
    Automobile                                  2.2
    Petroleum International                     2.3
    Financial Services                          2.5
    Food & Beverage                             2.6
    Petroleum Services                          2.7
    Public Utilities/Electric                   3.0
    Machinery                                   3.4
    Electronics                                 3.6
    Insurance                                   3.7
    Petroleum Domestic                          4.3
    Chemicals                                   4.6
    Drugs & Healthcare                          4.7
    Auto Parts                                  4.9
    Retailing                                   5.7
    Telecommunications                          5.9
    Paper Products                              8.7
    Banking                                    12.2

COMMON STOCKS--97.7%

                                                       VALUE
                                            SHARES     (000S)
                                            ------     ------
AEROSPACE--2.2%
  B F Goodrich & Co. ....................    52,500   $  2,093
  Boeing Co. ............................       500         49
  Lockheed Martin Corp. .................     1,100         99
  TRW Inc. ..............................     9,800        511
  United Technologies Corp. .............     1,300         98
                                                      --------
                                                         2,850
                                                      --------
AIR TRAVEL--1.1%
  AMR Corp. DEL* ........................     1,700        158
  Delta Air Lines Inc. DE ...............       400         37
  KLM Royal Dutch Airlines ADR (1) ......    39,200      1,166
                                                      --------
                                                         1,361
                                                      --------
AUTOMOBILE--2.2%
  Chrysler Corp. ........................     3,700        111
  Federal Signal Corp. ..................    49,800      1,214
  Ford Motor Co. Del ....................     4,600        160
  General Motors Corp. ..................     4,100        237
  Volvo Aktiebolaget ADR (1) ............    44,100      1,114
                                                      --------
                                                         2,836
                                                      --------
AUTO PARTS--4.9%
  Dana Corp. ............................    62,600      1,995
  Echlin Inc. ...........................    61,100      1,993
  ITT Industries Inc. ...................    89,400      2,257
                                                      --------
                                                         6,245
                                                      --------
BANKING--12.2%
  Banc One Corp. ........................     1,694         72
  Bank New York Inc. ....................    11,000        435
  Bank of Boston Corp. ..................     7,900        575
  BankAmerica Corp. .....................    13,900      1,625
  Bankers Trust NY Inc. .................     1,000         81
  Central Fiduciary Banks, Inc. .........    47,900      1,329
  Chase Manhattan Corp. New .............    13,500      1,250
  Citicorp ..............................    15,000      1,689
  Corestates Financial Corp. ............     2,300        116
  Crestar Financial Corp. ...............    38,900      1,439
  Dime Bancorp Inc. New .................    10,200        164
  First America Bank Corp. ..............       600         40
  First Chicago NBD Corp. ...............     6,900        388
  First Union Corp. .....................     7,400        622
  Firstar Corp. New .....................     1,200         35
  Fleet Financial Group Inc. ............     3,000        183
  Glendale Fed Svgs Bk CA* ..............     8,500        211
  Great Western Financial Corp. .........       500         21
  Greenpoint Financial Corp. ............     3,500        194
  H F Ahmanson & Co. ....................       500         19
  Huntington Bancshares, Inc. ...........     3,155         90
  J P Morgan & Co Inc....................     4,000        408
  Keycorp New............................     2,500        130
  Mellon Bank Corp. .....................     3,400        283
  National Comm Bancorp .................       400         17
  NationsBank Corp. .....................    25,300      1,527
  Northern Trust Corp. ..................     1,400         62
  Norwest Corp. .........................     8,300        414
  PNC Bank Corp. ........................     4,000        165
  Republic NY Corp. .....................     4,100        376

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                       VALUE
                                            SHARES     (000S)
                                            ------     ------
  Star Banc Corp. .......................     4,500   $    191
  Suntrust BKS Inc. .....................     4,200        213
  Synovus Financial Corp. ...............     5,850        142
  US Bancorp OR .........................     1,000         57
  Wachovia Corp. New ....................     1,000         59
  Wells Fargo & Co. .....................     4,100      1,094
                                                      --------
                                                        15,716
                                                      --------
BUSINESS SERVICES--1.6%
  H & R Block, Inc. .....................    64,300      2,074
                                                      --------
CHEMICALS--4.6%
  Dow Chemical Co. ......................     1,400        119
  E I DuPont De Nemours & Co. ...........     4,100        435
  Ethyl Corp. ...........................   130,900      1,194
  Hercules Inc. .........................    56,400      2,221
  Imperial Chemical Industries PLC ADR
    (1) .................................    40,400      1,874
                                                      --------
                                                         5,843
                                                      --------
COMPUTERS & BUSINESS EQUIPMENT--1.1%
  Compaq Computer Corp.*.................     4,600        393
  International Business Machines
    Corp. ...............................     4,200        675
  Seagate Technology*....................     1,100         50
  Western Digital Corp. .................     4,700        290
                                                      --------
                                                         1,408
                                                      --------
COMPUTER SOFTWARE--0.2%
  Microsoft Corp.* ......................     2,000        243
                                                      --------
CONSTRUCTION & MINING EQUIPMENT--1.4%
  Foster Wheeler Corp. ..................    47,400      1,831
                                                      --------
CONSTRUCTION MATERIALS--0.1%
  Armstrong World Industries, Inc. ......     1,000         66
  Sherwin Williams Co. ..................     1,600         48
                                                      --------
                                                           114
                                                      --------
COSMETICS--1.6%
  International Flavours ................    50,200      2,115
                                                      --------
DRUGS & HEALTHCARE--4.7%
  American Home Products Corp. ..........    26,100      1,729
  Bard C R Inc. .........................    56,600      1,797
  Bristol Myers Squibb Co. ..............     3,000        197
  Pharmacia and Upjohn Inc. .............    77,400      2,293
                                                      --------
                                                         6,016
                                                      --------
ELECTRICAL EQUIPMENT--2.1%
  Emerson Electric Co. ..................     2,000        102
  General Electric Co. ..................     3,800        421
  General Signal Corp. ..................    55,700      2,186
                                                      --------
                                                         2,709
                                                      --------
                                                       VALUE
                                            SHARES     (000S)
                                            ------     ------
ELECTRONICS--3.6%
  AMP Inc. ..............................    55,500   $  1,991
  Intel Corp. ...........................       500         77
  NCR Corp. New* ........................     1,693         49
  Raytheon Co. ..........................     1,900         83
  Teradyne Inc.* ........................     4,000        131
  Thomas & Betts Corp. ..................    51,700      2,346
                                                      --------
                                                         4,677
                                                      --------
FINANCIAL SERVICES--2.5%
  American Express Co....................     2,000        132
  Dean Witter Discover & Co. ............     1,200         46
  Federal Home Loan Mortgage Corp. ......       500         16
  Federal National Mortgage Assoc. ......     8,400        345
  Keystone Financial Inc. ...............       500         13
  Lehman Brothers Holdings Inc. .........     8,500        288
  Merrill Lynch & Co Inc. ...............       800         76
  Salomon Inc. ..........................     4,000        200
  State Street Boston Corp. .............     8,200        646
  Travelers Group Inc. ..................    27,304      1,512
                                                      --------
                                                         3,274
                                                      --------
FOOD & BEVERAGE--2.6%
  Coca Cola Co. .........................     7,800        471
  CPC International Inc. ................    26,800      2,214
  Lance Inc. ............................    38,400        696
  Sara Lee Corp. ........................       500         21
                                                      --------
                                                         3,402
                                                      --------
FOREST PRODUCTS--0.0%
  Louisiana Pac Corp. ...................     1.500         28
                                                      --------
GAS EXPLORATION--0.0%
  Burlington Resources, Inc. ............       700         30
                                                      --------
GROCERIES--0.9%
  Giant Foods Inc. ......................    33,200      1,071
  Kroger Co.* ...........................     1,000         28
                                                      --------
                                                         1,099
                                                      --------
HOUSEHOLD PRODUCTS--1.6%
  Rubbermaid Inc. .......................    41,800      1,003
  Snap On Inc. ..........................    25,800        993
                                                      --------
                                                         1,996
                                                      --------
INSURANCE--3.7%
  Allstate Corp. ........................    11,468        751
  American International Group, Inc. ....     2,450        315
  CNA Financial Corp.* ..................     6,000        596
  Conseco Inc. ..........................    14,700        608
  Loews Corp. ...........................     4,300        395
  Mid Ocean Limited .....................    20,100        922
  Progressive Corp. of Ohio .............     2,000        152
  Transamerica Corp. ....................    11,900      1,009
  USF & G Corp. .........................     2,000         40
                                                      --------
                                                         4,788
                                                      --------

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                       VALUE
                                            SHARES     (000S)
                                            ------     ------
MACHINERY--3.4%
  Aeroquip Vickers Inc. .................    48,100   $  1,942
  Caterpillar Inc. ......................     1,200        107
  Deere & Co. ...........................     1,900         87
  Pall Corp. ............................    94,100      2,176
  Parker Hannafin Corp. .................       500         25
  Timken Co. ............................       400         23
                                                      --------
                                                         4,360
                                                      --------
METALS--1.6%
  Aluminum Co. of America ...............     1,000         70
  Reynolds Metals Co. ...................    28,500      1,934
                                                      --------
                                                         2,004
                                                      --------
MINING--1.1%
  Freeport McMoran Copper & Gold Cl. A...    48,600      1,415
                                                      --------
NATURAL GAS--0.8%
  Brooklyn United Gas Co. ...............    32,700        895
  Columbia Gas Systems Inc. .............     2,000        124
  Enron Corp. ...........................       500         19
                                                      --------
                                                         1,038
                                                      --------
NEWSPAPERS--0.1%
  Gannett Inc. ..........................     1,000         87
                                                      --------
PAPER PRODUCTS--8.7%
  Champion International Corp............       500         23
  Consolidated Papers Inc. ..............    23,500      1,263
  International Paper Co. ...............    48,700      2,058
  Kimberly Clark Corp.* .................     1,600         82
  Rayonier Inc. .........................    31,900      1,288
  Sonoco Products Co. ...................    35,700        959
  Temple Inland Inc. ....................    19,200      1,066
  Union Camp Corp. ......................    34,000      1,653
  Unisource Worldwide Inc. ..............    68,900      1,016
  Westvaco Corp. ........................    64,300      1,800
  Willamette Industries Inc. ............       700         45
                                                      --------
                                                        11,253
                                                      --------
PETROLEUM DOMESTIC--4.3%
  Amerada Hess Corp. ....................       400         19
  Atlantic Richfield Co. ................    14,800      2,015
  Kerr McGee Corp. ......................    23,300      1,407
  Tenneco, Inc. .........................    53,600      2,137
                                                      --------
                                                         5,578
                                                      --------
PETROLEUM INTERNATIONAL--2.3%
  Amoco Corp. ...........................     2,800        234
  Chevron Corp. .........................     1,800        123
  Exxon Corp. ...........................    15,800        895
  Mobil Corp. ...........................    13,200      1,716
                                                      --------
                                                         2,968
                                                      --------
PETROLEUM SERVICES--2.7%
  Dresser Industries Inc. ...............    32,100        959
  Mapco Inc. ............................    41,800      1,238
  Rowan Cos Inc.* .......................     6,000        108
  Tosco Corp. ...........................       500         15
  Ultramar Diamond Shamrock .............    36,200      1,163
                                                      --------
                                                         3,483
                                                      --------
                                                       VALUE
                                            SHARES     (000S)
                                            ------     ------
PHOTOGRAPHIC EQUIPMENT--0.1%
  Eastman Kodak Co. .....................     2,000   $    167
                                                      --------
PUBLIC UTILITIES/ELECTRIC--3.0%
  Calenergy Inc.* .......................     1,200         47
  Central & South West Corp. ............    40,300        811
  Cinergy Corp. .........................    25,300        841
  DPL Inc. ..............................    13,000        307
  Duke Power Co. ........................     1,000         44
  Edison International ..................     1,200         25
  Entergy Corp. .........................     1,500         35
  Illinova Corp. ........................    17,600        396
  LG & E Energy Corp. ...................    22,600        545
  Long Island Lighting Co. ..............    16,500        377
  Midamerican Energy Holdings Co. .......     1,400         23
  Niagara Mohawk Power Corp.* ...........     9,000         77
  P P & L Resources Inc. ................     1,000         20
  Pacificorp ............................       500         10
  Pinnacle West Cap Corp. ...............     2,300         66
  Scana Corp. ...........................     7,600        183
  Southern Co. ..........................     2,100         43
                                                      --------
                                                         3,850
                                                      --------
PUBLISHING--1.5%
  McGraw Hill Cos. Inc. .................    18,400        936
  Reuters Holdings PLC ..................    16,900      1,041
                                                      --------
                                                         1,977
                                                      --------
RAILROADS--1.6%
  CSX Corp...............................     1,300         61
  Illinois Cent Corp. ...................    45,000      1,496
  Trinity Industries Inc. ...............    17,500        459
                                                      --------
                                                         2,016
                                                      --------
RETAILING--5.7%
  Borders Group Inc.* ...................     7,000        149
  CVS Corp. .............................       600         30
  Dayton Hudson Corp. ...................       700         32
  Federated Dept Stores Inc. DEL* .......    10,000        340
  J. C. Penney Inc. .....................    45,600      2,177
  K Mart Corp.* .........................    16,500        225
  Limited, Inc. .........................    95,461      1,730
  May Department Stores Co. .............    45,200      2,091
  Mercantile Stores & Co. ...............     9,300        458
  Sears, Roebuck & Co. ..................     1,400         67
  Toys R Us, Inc. * .....................       300          9
                                                      --------
                                                         7,308
                                                      --------
TELECOMMUNICATIONS--5.9%
  A T & T Corp. .........................    11,100        372
  Alltel Corp. ..........................    63,100      1,988
  Ameritech Corp. .......................     1,400         86
  Bell Atlantic Corp. ...................     1,200         81
  BellSouth Corp. .......................     3,900        174
  Frontier Corp. ........................    91,700      1,456
  GTE Corp. .............................    28,100      1,289
  Lucent Technologies Inc. ..............     2,597        154
  Northern Telecom Ltd. .................       500         36
  SBC Communications Inc. ...............       900         50

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                       VALUE
                                            SHARES     (000S)
                                            ------     ------
  Southern New England Telecomm Corp. ...    50,200   $  1,832
  Sprint Corp. ..........................     1,100         48
                                                      --------
                                                         7,566
                                                      --------
TIRES & RUBBER--0.0%
  Goodyear Tire and Rubber Co. ..........       600         32
                                                      --------
TOTAL COMMON STOCKS
  (Cost $120,375)                                      125,757
                                                      --------

SHORT-TERM INVESTMENTS--2.7%

                                           PRINCIPAL
                                            AMOUNT
                                            (000S)
                                           --------
REPURCHASE AGREEMENTS
  Repurchase Agreement with State Street
    Bank & Trust dated April 30, 1997 due
    on demand at 4.50%, collateralized by
    a U.S. Treasury Note, 5.00% February
    15, 1999, par value of $1,660
    (repurchase proceeds of $1,606 when
    closed on May 1, 1997)...............    $1,606      1,606

                                                       VALUE
                                            SHARES     (000S)
                                            ------     ------
  Repurchase Agreement with State Street
    Bank & Trust dated April 30, 1997 due
    on demand at 4.50%, collateralized by
    a U.S. Treasury Note, 5.00% February
    15, 1999 par value of $1,890
    (repurchase proceeds of $1,829 when
    closed on May 1, 1997)...............     $1,829   $  1,829
                                                       --------

TOTAL SHORT TERM-INVESTMENTS
  (Cost $3,435).....................................      3,435
                                                       --------

TOTAL INVESTMENTS--100.4%
  (Cost $123,810)...................................    129,192

CASH AND OTHER ASSETS,
  LESS LIABILITIES--(0.4%)..........................       (497)
                                                       --------

TOTAL NET ASSETS--100%..............................   $128,695
                                                       ========

------------
(1) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
 *  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1997 (UNAUDITED)

Total Investments (%)
(Excludes net cash and short-term investments of 15.4%)

    Options                                  0.6
    Asset Backed Securities                  1.7
    Foreign Bonds                            5.4
    Corporate Bonds & Notes                 14.0
    U.S. Government Obligations             16.5
    Mortgage Related Securities             46.4

ASSET BACKED SECURITIES--1.7%
  (Cost $5,000)

                                         PRINCIPAL
                                          AMOUNT       VALUE
                                          (000S)       (000S)
                                         ---------     ------
Student Loan Marketing Association
  Series 1995 Cl. A-2
  5.890%--10/25/2007+.................  $     5,000   $  5,025
                                                      --------
CORPORATE BONDS & NOTES--14.0%
Banco Nacional De Obras Y Serv
  6.875%--10/01/1998(3)...............        3,000      2,973
Bancomer SA
  8.000%--07/07/1998(3)...............        4,000      4,025
Banesto Del Inc.
  8.250%--07/28/2002..................        3,000      3,135
Banesto Finance Euro CD
  7.562%--04/25/2003+.................        2,000      2,039
CTC Mansfield Funding Corp.
  11.125%--09/30/2016.................        2,000      2,155
Cemex SA MTN(1)
  8.500%--08/31/2000..................        1,000        995
Comerica Inc.
  10.125%--06/01/1998.................           50         52
Commonwealth Edison Co.
  8.000%--10/15/2003..................        3,000      3,021
Georgia Pac Corp.
  9.850%--06/15/1997..................          800        803
Hydro Quebec Yankee Bonds
  9.500%--11/15/2030..................          775        914
Long Island Lighting Co.
  6.250%--07/15/2001..................        5,000      4,827
Saferco Products Inc. MTN(1)
  9.630%--05/31/2000..................          500        538

                                         PRINCIPAL
                                          AMOUNT       VALUE
                                          (000S)       (000S)
                                         ---------     ------
Salomon Inc.
  3.650%--02/14/2002..................  $     5,000   $  4,881
Texas Utilities Electric Co.
  6.265%--05/01/1999..................        5,000      5,004
Time Warner Inc.
  6.463%--08/15/2000+.................          750        750
  7.975%--08/15/2004..................          450        458
  8.110%--08/15/2006..................          900        924
  8.180%--08/15/2007..................          900        930
                                                      --------
                                                         3,062
                                                      --------
United Air Lines Inc.
  6.750%--12/01/1997 MTN(1)...........        4,000      4,010
Xerox Credit Corp.
  10.000%--04/01/1999.................           50         53
                                                      --------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $41,822)...................................     42,487
                                                      --------
FOREIGN GOVERNMENT OBLIGATIONS--5.4%
Canadian Government Series A-79
  5.400%--05/20/1997..................        1,000        997
New Zealand
  10.000%--03/15/2002.................        6,400      4,829
  8.000%--04/15/2004..................        7,000      4,873
                                                      --------
                                                         9,702
                                                      --------
Republic of Argentina
  5.625%--04/01/2000+.................        3,000      1,403
  6.750%--03/31/2005+.................        4,850      4,329
                                                      --------
                                                         5,732
                                                      --------
TOTAL FOREIGN BONDS
  (Cost $15,816)...................................     16,431
                                                      --------
MORTGAGE RELATED SECURITIES--46.4%
COLLATERALIZED MORTGAGE OBLIGATIONS:
Capstead Securities Corp. IV
  Series 91 Class VII
  8.900%--12/25/2021..................          419        430
  Series 92 Class E
  8.500%--02/25/2022..................          750        759
                                                      --------
                                                         1,189
                                                      --------
Chase Mortgage Financial Corp. REMIC
  Series 1992 Cl. A1 Pass Thru REMIC
  8.000%--06/25/2024..................           35         36
  Series 1990 Cl. 2A2,
  7.500%--03/25/2025..................          300        301
                                                      --------
                                                           337
                                                      --------

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED


                                         PRINCIPAL
                                          AMOUNT       VALUE
                                          (000S)       (000S)
                                         ---------    --------
Collateralized Mortgage Securities
  Corp.
  Series F-4
  11.450%--11/01/2015.................  $       326   $    325
  Series 1988 B-4
  8.750%--04/20/2019..................          368        385
                                                      --------
                                                           710
                                                      --------
Drexel Burnham Lambert Series H-4
  8.500%--04/01/2017..................        8,116      8,425
Federal Home Loan Mortgage Corp.
  9.500%--05/15/2018..................           58         59
  8.700%--02/15/2020..................        3,501      3,582
  9.000%--12/15/2020..................        3,394      3,567
                                                      --------
                                                         7,208
                                                      --------
Federal National Mortgage Association
  REMIC
  6.500%--02/25/2007 IO(2)............        3,847        370
  6.000%--07/25/2017 IO(2)............        2,865        437
  6.500%--06/25/2021..................        4,729      4,156
                                                      --------
                                                         4,963
                                                      --------
First Boston Mortgage Securities Corp.
  Series 92, Cl. A3
  7.500%--04/25/2021..................          637        636
Kidder Peabody Acceptance Corp. I
  Series 1994 A1
  8.090%--03/25/2024..................        3,000      3,044
L & N Funding Corp. GNMA Coll.,
  Series A-4
  12.000%--03/17/2014.................          782        786
MDC Mortgage Funding Corp. Cl. Q-6
  9.000%--03/20/2018..................           14         14
Norwest Mortgage Insurance Corp.
  GNMA Coll. Cl. 1-Z
  12.375%--01/01/2014.................          149        149
Prudential Home Mortgage Securities
  Co.
  Series 1993 Cl. A-8
  6.750%--08/25/2008..................        6,015      5,638
  8.400%--12/25/2023..................        6,412      6,599
                                                      --------
                                                        12,237
                                                      --------
Residential Funding Mortgage,
  Secs Conduit Series 1991 A-8
  9.000%--12/25/2021..................          248        247
Resolution Trust Corporation
  Mortgage Pass Thru Series 1991 L-1
  8.780%--08/25/2021+.................        3,000      3,088
Ryland Mortgage Securities Corp.,
  Series 1992 B-9
  7.797%--07/25/2022+.................        3,000      3,044

MORTGAGE RELATED SECURITIES--CONTINUED

                                         PRINCIPAL
                                          AMOUNT       VALUE
                                          (000S)       (000S)
                                         ---------     ------
Sears Mortgage Securities Corp.
  Series 92 Cl. A
  7.396%--10/25/2022+(3)..............  $     1,393   $  1,425
Sears Savings Bank Mortgage
  Pass Thru Series 1992 REMIC
  8.669%--05/25/2032+.................          940        952
                                                      --------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS......................................     48,454
                                                      --------
OTHER MORTGAGE RELATED SECURITIES:
Federal Housing Authority
  Project Banco-221D
  7.400%--02/01/2021..................          872        883
Federal Housing Authority
  Project Banco-15
  7.450%--05/01/2021..................          350        354
Federal Housing Authority
  Project Reilly #52
  5.150%--06/01/2018..................          317        264
Federal Home Loan Mortgage Corp.
  Forward Gold 30 year, TBA(4)
  6.500%--05/13/2027..................       15,000     14,203
Federal Home Loan Mortgage Corp.
  Pass Thru Certificates
  5.750%--03/01/1999..................            2          2
  10.500%--09/01/2000.................           22         23
  7.500%--03/01/2002..................           23         23
  8.000%--06/01/2011..................           94         97
  8.500%--02/01/2017..................          143        148
  7.701%--08/01/2024..................        2,567      2,679
  8.000%--04/01/2025..................          530        540
  8.000%--04/01/2025..................          388        396
  8.000%--05/01/2025..................           20         20
  8.000%--06/01/2025..................          383        390
  8.000%--07/01/2025..................          420        428
  8.000%--07/01/2025..................           29         30
  8.000%--07/01/2025..................           15         15
  8.000%--08/01/2025..................          429        437
  8.000%--09/01/2025..................          399        407
  8.000%--10/01/2025..................          401        408
  8.000%--10/01/2025..................          479        487
  8.000%--10/01/2025..................          395        400
  8.000%--11/01/2025..................           30         31
  8.000%--11/01/2025..................          343        349
                                                      --------
                                                         7,310
                                                      --------

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED


                                         PRINCIPAL
                                          AMOUNT      VALUE
                                          (000S)      (000S)
                                         ---------   ---------

Federal National Mortgage Association
  Pass Thru Certificates
  9.000%--03/01/2005..................  $       259   $    270
  9.000%--11/01/2009..................        1,926      2,020
  8.500%--12/01/2009..................           18         18
  9.500%--04/01/2011..................           86         92
                                                      --------
                                                         2,400
                                                      --------
Government National Mortgage
  Association
  7.000%--03/20/2017..................        1,679      1,705
  6.750%--08/15/2017..................          423        402
  7.125%--08/20/2022..................        4,609      4,728
  7.125%--09/20/2023..................        3,374      3,461
  7.125%--05/20/2024..................        3,364      3,449
  7.125%--05/20/2024..................        1,382      1,417
  7.125%--07/20/2024..................           96         99
  7.125%--09/20/2024..................        6,959      7,136
  6.875%--12/20/2024..................          757        773
  7.000%--01/20/2025..................        3,426      3,476
  6.500%--02/20/2025..................        1,517      1,539
  6.500%--02/20/2025..................        1,149      1,166
  6.875%--10/20/2025..................          895        913
  6.000%--12/20/2026..................        1,986      1,982
                                                      --------
                                                        32,246
                                                      --------
Government National Mortgage
  Association TBA(4)
  7.000%--05/19/2027..................       10,000      9,691
  8.500%--06/19/2027..................       10,000     10,325
  8.500%--07/21/2027..................       11,000     11,333
                                                      --------
                                                        31,349
                                                      --------
United Airlines Pass Thru Certificate
  Series 1993 C-2
  9.060%--06/17/2015+.................        3,000      3,205
TOTAL OTHER MORTGAGE RELATED SECURITIES............     92,214
                                                      --------
TOTAL MORTGAGE RELATED SECURITIES
  (Cost $138,586)..................................    140,668
                                                      --------
OPTIONS--0.6%

                                          NO. OF
                                          OPTIONS
                                        -----------
CME Put Option, Eurodollars,
  Strike Price @ 91.50
  Expiration, 03/17/1997..............           25          1
U.S. Treasury Note Call Option
  Strike Price @ 92.72
  Expiration, 01/01/1997..............   25,000,000      1,896
                                                      --------
TOTAL OPTIONS
  (Cost $1,961)....................................      1,897
                                                      --------

U.S. GOVERNMENT OBLIGATIONS--16.5%

                                         PRINCIPAL
                                          AMOUNT       VALUE
                                          (000S)       (000S)
                                         ---------     ------
Federal Home Loan
  Mortgage Corp.
  Discount Notes
  5.510%-07/03/1997...................  $       400   $    396
U.S. Treasury Notes
  5.375%--11/30/1997(5)...............       30,000     29,925
  6.000%--09/30/1998..................        3,000      2,995
                                                      --------
                                                        32,920
                                                      --------
U.S. Treasury Bond
  11.250%--02/15/2015.................       10,800     15,407
  6.875%--08/15/2025..................        1,500      1,472
                                                      --------
                                                        16,879
                                                      --------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $50,196)...................................     50,195
                                                      --------
SHORT-TERM INVESTMENTS--29.7%
REPURCHASE AGREEMENTS
Repurchase Agreement with State Street
  Bank & Trust dated April 30, 1997
  due May 1, 1996 at 4.500%,
  collateralized by a U.S. Treasury
  Note, 9.125% May 15, 2018, par value
  of $1,960 (repurchase proceeds of
  $2,411 when closed on May 1,
  1997)...............................        2,411      2,411
U.S. TREASURY BILLS
  .010%--05/01/1997(5)................        1,220      1,220
  .010%--06/26/1997(5)................           60         60
  .010%--07/03/1997(5)................        1,220      1,209
  .010%--08/07/1997(5)................           45         44
  .010%--08/21/1997...................          620        610
                                                      --------
                                                         3,143
                                                      --------
COMMERCIAL PAPER
Ameritech Corp.
  5.290%--05/08/1997..................          300        300
  5.510%--06/23/1997..................        5,000      4,959
                                                      --------
                                                         5,259
                                                      --------
Australian Wheat Board
  5.600%--07/29/1997..................        1,700      1,676
Caisse D. Amortissement
  5.520%--05/06/1997..................        1,100      1,099
Canadian Wheat Board
  5.470%--05/12/1997..................        4,100      4,093
  5.600%--07/18/1997..................        8,300      8,199
                                                      --------
                                                        12,292
                                                      --------
Citibank Indonesia
  94.430%--10/24/1997.................    5,000,000      1,952

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED


                                          PRINCIPAL
                                           AMOUNT      VALUE
                                           (000S)      (000S)
                                          ---------   --------
E I DuPont De Nemours & Co.
  5.500%--05/22/1997..................  $     5,000   $  4,984
Export Dev Corp.
  5.500%--05/08/1997..................        3,500      3,496
Ford Motor Credit Co.
  5.530%--05/22/1997..................        5,000      4,984
  5.530%--05/23/1997..................        1,300      1,296
  5.520%--05/30/1997..................        1,400      1,394
  5.560%--06/16/1997..................          500        496
  5.560%--06/17/1997..................        1,500      1,489
                                                      --------
                                                         9,659
                                                      --------
General Electric Capital Corp.
  5.550%--06/18/1997..................        5,700      5,658
  5.560%--06/24/1997..................        8,000      7,933
                                                      --------
                                                        13,591
                                                      --------
Mobil Australia Finance Co.
  5.490%--05/15/1997..................        1,700      1,696
Motorola Inc.
  5.480%--05/22/1997..................        8,400      8,373
National Rural Utilities Coop Fin
  5.550%--05/05/1997..................          600        600
  5.250%--05/13/1997..................          900        898
  5.540%--06/26/1997..................        6,000      5,948
                                                      --------
                                                         7,446
                                                      --------

SHORT-TERM INVESTMENTS--CONTINUED

                                         PRINCIPAL
                                          AMOUNT       VALUE
                                          (000S)       (000S)
                                         ---------     ------
New Center Asset Trust
  5.550%--05/22/1997..................  $     5,000   $  4,984
  5.590%--06/30/1997..................        8,000      7,925
                                                      --------
                                                        12,909
                                                      --------

TOTAL COMMERCIAL PAPER.............................     84,432
                                                      --------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $89,988)...................................     89,986
                                                      --------

TOTAL INVESTMENTS--114.3%
  (Cost $343,369)..................................    346,689

CASH AND OTHER ASSETS
  LESS LIABILITIES--(14.3)%........................    (43,315)
                                                      --------

TOTAL NET ASSETS--100.0%...........................   $303,374
                                                      ========

------------

(1) MTN after the name of a security stands for Medium Term Note.

(2) Interest only (IO) securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These are subject to the risk of accelerated principal paydowns. The amount represents the notional amount on which current interest is calculated.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1997, these securities were valued at $8,423 or 2.8% of net assets.

(4) TBA's are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 1997. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBA's is not earned until settlement date. (See Note 2 to the Financial Statements).

(5) At April 30, 1997, U.S. Treasury Bills held by the Fund were pledged to cover margin requirements for open futures contracts and written options on futures contracts. (See Note 2 to the Financial Statements). The securities pledged had an aggregate market value of $32,458.

 + Variable rate security. The stated rate represents the rate in effect at April 30, 1997.

    The accompanying notes are an integral part of the financial statements.

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED
(All dollar values are represented in thousands)

     FUTURES CONTRACTS WHICH WERE OPEN AT APRIL 30, 1997 ARE AS FOLLOWS:

                                                                          AGGREGATE                                UNREALIZED
                                                                        FACE VALUE OF                            APPRECIATION/
                                                           NUMBER OF      CONTRACTS        EXPIRATION DATE       (DEPRECIATION)
               CONTRACTS                                   CONTRACTS       (000S)            OF CONTRACTS            (000S)
               ---------                                   ---------    -------------      ---------------       --------------
U.S. Treasury Bond--30 Yr. (Buy).......................     275          $27,500             June, 1997              $ 459
U.S. Treasury Note--10 Yr. (Buy).......................     580           58,000             June, 1997               (203)
U.S. Treasury Note--5 Yr. (Buy)........................      80            8,000             June, 1997                 13
Municipal Bond Index--5 Yr. (Buy)......................     100           10,000             June, 1997                157
                                                                                                                     -----
                                                                                                                     $ 426
                                                                                                                     =====

     FORWARD CURRENCY CONTRACTS WHICH WERE OPEN AT APRIL 30, 1997 ARE AS
FOLLOWS:

                                                                                                                   UNREALIZED
                                                            MARKET        AGGREGATE                              APPRECIATION/
                                                             VALUE       FACE VALUE         DELIVERY DATE        (DEPRECIATION)
                CURRENCY                      COUNTRY       (000S)         (000S)            OF CONTRACT             (000S)
                --------                      -------       ------       ----------         -------------        --------------
Dollar (Buy)............................    Canada          $ 2,151        $ 2,279           May 22, 1997            $(128)
Dollar (Sell)...........................    Canada            2,151          2,196           May 22, 1997               45
Dollar (Sell)...........................    Canada            2,151          2,196           May 22, 1997               45
Dollar (Sell)...........................    Indonesia         1,941          1,936           May 6, 1997                (5)
Dollar (Sell)...........................    New Zealand      10,072         10,064           June 3, 1997               (8)
                                                                                                                     -----
                                                                                                                     $ (51)
                                                                                                                     =====

     FORWARD CONTRACTS WHICH WERE OPEN AT APRIL 30, 1997 ARE AS FOLLOWS:

                                                                                                               UNREALIZED
                                                                                                             APPRECIATION/
                                                                                                             (DEPRECIATION)
PAR VALUE (000S)                           DESCRIPTION                                 COUNTER PARTY             (000S)
----------------                           -----------                                 -------------         --------------
     $5,000        To make or receive quarterly payments through 4/11/2002         Merrill Lynch Capital          $--
                   based on the difference between (A) the excess of the 10        Services, Inc.
                   year interest rate swap rate over (B) the 10 year U.S.
                   Treasury Note rate plus 36.25 basis points.

      7,500        To make or receive quarterly payments through 4/11/2002         Merrill Lynch Capital           (2)
                   based on the difference between (A) the excess of the 10        Services, Inc.
                   year interest rate swap rate over (B) the 10 year U.S.
                   Treasury Note rate plus 36.50 basis points.
                                                                                                                  ---
                                                                                                                  $(2)
                                                                                                                  ===

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED
(All dollar values are represented in thousands)

     WRITTEN OPTIONS WHICH WERE OPEN AT APRIL 30, 1997 ARE AS FOLLOWS:

                                                                                  NUMBER OF       EXPIRATION MONTH/      VALUE
                    OPTIONS                                                       CONTRACTS          STRIKE PRICE        (000S)
                    -------                                                       ---------       -----------------      ------
Euro Dollar Futures (Put)...................................................        50             June, 1997/93.25      $  --
Euro Dollar Futures (Put)...................................................       300             June, 1997/93.50         --
Euro Dollar Futures (Put)...................................................       200           December, 1997/93.75     (150)
                                                                                                                         -----
Written options outstanding, at value (premiums received $460)..............                                             $(150)
                                                                                                                         =====

    The accompanying notes are an integral part of the financial statements.

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1997 (UNAUDITED)

Total Investments (%)
(Excludes net cash and short-term investments of 26.4%)

    Options                               0.2
    Asset Backed Securities               1.6
    Corporate Notes & Bonds               7.3
    Mortgage Related Securities          11.7
    U.S. Government Obligations          52.8

ASSET BACKED SECURITIES--1.6%
  (Cost $2,590)

                                            PRINCIPAL
                                             AMOUNT      VALUE
                                             (000S)      (000S)
                                            ---------    ------
  SLM Student Loan Tr.
    5.611%--10/25/2004+...................   $ 3,000    $  2,590
                                                        --------

CORPORATE NOTES & BONDS--7.3%
  Carco Auto Loan Master Tr.
    7.875%--07/15/1999....................     4,000       4,031
  Norwest Automobile Tr.
    5.465%--12/05/1997....................     2,000         723
  Premier Auto Tr.
    7.900%--05/04/1999....................     5,000       5,061
  Signet Master Tr.
    6.800%--12/15/2000....................     2,000       2,011
                                                        --------
TOTAL CORPORATE NOTES AND BONDS
  (Cost $11,843).....................................     11,826
                                                        --------

MORTGAGE RELATED SECURITIES--11.7%
GOVERNMENT AGENCY PASS-THROUGHS:
  Federal Home Loan Mortgage
    Pool #490010
    9.000%--06/01/1997....................     1,978         497
  Government National Mortgage
    Association Pass Thru Certificates
    Pool #418819
      7.500%--12/15/1998..................       694         696
    Pool #428618
      7.500%--04/15/1999..................        74          74

                                            PRINCIPAL
                                             AMOUNT      VALUE
                                             (000S)      (000S)
                                            ---------    ------
    Pool #428620
      7.500%--08/15/1999..................   $   208    $    209
                                                        --------
                                                             979
                                                        --------
  Government National Mortgage Association
    Project Construction Loan
    7.500%--04/01/1998 TBA(1).............       278         270
    7.500%--05/01/1998 TBA(1).............       199         194
                                                        --------
                                                             464
                                                        --------
TOTAL GOVERNMENT AGENCY PASS-THROUGHS................      1,940
                                                        --------
COLLATERALIZED MORTGAGE OBLIGATIONS
  Federal Home Loan Mortgage Pass Thru
    Certificates
    5.500%--07/15/2004....................     4,500       4,466
  Federal National Mortgage Association
    REMIC Series 1994 Cl. PC
    7.000%--05/25/2013 PAC................     5,000       5,021
  Green Tree Financial Corp.
    6.000%--10/15/2027....................     3,000       1,797
  Household Affinity Credit Card
    7.000%--12/15/1999....................     3,000       3,022
  Nationsbank Auto Owners Trust
    6.125%--07/15/1999....................     3,000       2,713
                                                        --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS............     17,019
                                                        --------

TOTAL MORTGAGE RELATED SECURITIES
  (Cost $18,932).....................................     18,959
                                                        --------

U.S. GOVERNMENT OBLIGATIONS--52.8%
U.S. Treasury Notes
    5.500%--11/15/1998....................     5,000       4,950
    6.250%--05/31/2000....................       250         249
    6.625%--04/30/2002....................       800         802
    7.000%--07/15/2006....................     4,000       4,066
                                                        --------
                                                          10,067
                                                        --------
U.S. Treasury Bonds
    15.750%--11/15/2001...................    15,000      20,367
Federal Home Loan Bank Construction
  Discount Note
  5.280%--05/01/1997......................    55,000      55,000
                                                        --------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $85,492).....................................     85,434
                                                        --------

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

OPTIONS--0.2%


                                               NO. OF
                                              CONTRACTS
                                              ---------
  Euro Dollar Call Option
    Strike Price @ 93.50
    Expiration 06/13/1997.................          125          31
  Swap Call Option
    Strike Price @ 9.00
    Expiration 09/19/1999.................      750,000          46
  Swap Call Option
    Strike Price @ 10.5
    Expiration 09/21/1999.................    1,000,000          95
  Swap Call Option
    Strike Price @ 9.00
    Expiration 09/21/1999.................      750,000         132
                                                           --------
TOTAL OPTIONS
  (Cost $372)........................................           304
                                                           --------

SHORT-TERM INVESTMENTS--38.9%

                                            PRINCIPAL
                                             AMOUNT      VALUE
                                             (000S)      (000S)
                                            ---------    ------
REPURCHASE AGREEMENTS
  Repurchase Agreement with Citibank dated
    April 30, 1997 due April 30, 1998 at
    5.3%, collateralized by a U.S.
    Treasury Note, January 11, 2030 par
    value of $2,000 (repurchase proceeds
    of $1,985 when closed on May 1,
    1997).................................   $ 1,985    $  1,985
  Repurchase Agreement with Citibank dated
    April 30, 1997 due April 30, 1998 at
    5.35%, collateralized by a U.S.
    Treasury Note, March 31, 1998 par
    value $4,055 (repurchase proceeds of
    $4,000 when closed on May 1, 1997)....     4,000       4,000
  Repurchase Agreement with Salomon
    Brothers dated April 30, 1997 due
    April 30, 1998 at 5.33%,
    collateralized by a U.S. Treasury
    Note, May 31, 1997 par value $3,980
    (repurchase proceeds of $4,000 when
    closed on May 1, 1997)................     4,000       4,000
  Repurchase Agreement with Sanwa Bank
    dated April 30, 1997 due April 14,
    1998 at 5.15%, collateralized by a
    U.S. Treasury Note, March 31, 1999 par
    value $6,150 (repurchase proceeds of
    $6,135 when closed on May 1, 1997)....     6,135       6,135
                                                        --------
TOTAL REPURCHASE AGREEMENTS..........................   $ 16,120
                                                        --------
                                            PRINCIPAL
                                             AMOUNT      VALUE
                                             (000S)      (000S)
                                            ---------    ------
BANK OBLIGATION
  Bank of Montreal
    5.625%--05/01/1997....................   $ 6,000    $  6,000
  Bankers Trust Co.
    5.420%--05/23/1997....................     3,000       3,000
  Banque National de Paris
    5.600%--05/01/1997....................     2,483       2,483
  Deutsche Bank Euro CD
    5.610%--05/13/1997....................     3,000       3,000
  First Union National Bank
    5.687%--05/01/1997....................     6,000       6,000
  Westdeutsche Landesbank
    5.625%--05/01/1997....................     6,000       6,000
                                                        --------
TOTAL BANK OBLIGATIONS...............................     26,483
                                                        --------

U.S. TREASURY BILLS
    5.065%--07/24/1997(2).................     1,000         988
    5.600%--04/30/1998....................    12,085      11,407
                                                        --------
                                                          12,395
                                                        --------

COMMERCIAL PAPER
    ABN Amro NA Finance
      5.350%--07/24/1997..................     3,000       2,963
    Caisse Des Depots
      5.300%--08/06/1997..................     3,000       2,957
    Kingdom of Sweden
      5.280%--05/30/1997..................     2,000       1,991
                                                        --------
TOTAL COMMERCIAL PAPER...............................      7,911
                                                        --------

TOTAL SHORT TERM INVESTMENTS
  (Cost $62,903).....................................     62,909
                                                        --------

TOTAL INVESTMENTS--112.5%
  (Cost $182,123)....................................    182,022

CASH AND OTHER ASSETS
  LESS LIABILITIES--(12.5%)..........................    (20,283)
                                                        --------

TOTAL NET ASSETS--100.0%.............................   $161,739
                                                        ========

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

     WRITTEN OPTIONS WHICH WERE OPEN AT APRIL 30, 1997 ARE AS FOLLOWS:

                                                                                  NUMBER OF     EXPIRATION DATE/
                          OPTIONS                                                 CONTRACTS       STRIKE PRICE         VALUE
                          -------                                                 ---------     ----------------       -----
  Euro Dollar Futures (Call).................................................          125      June, 1997/93.25        $(28)
  Written options outstanding, at value (premium received $18)

     FUTURES CONTRACTS WHICH WERE OPEN AT APRIL 30, 1997 ARE AS FOLLOWS:

                                                                                  AGGREGATE                          UNREALIZED
                                                                                FACE VALUE OF                      APPRECIATION/
                                                              NUMBER OF           CONTRACTS     EXPIRATION DATE    (DEPRECIATION)
                         CONTRACTS                            CONTRACTS            (000S)         OF CONTRACTS         (000S)
                         ---------                            ---------         -------------   ---------------    --------------
  U.S. Treasury Note - 5 Yr. (Sell).........................     114      $        $11,400         June, 1997           $(13)
  Euro Dollar (Buy).........................................      28      E$         7,000         June, 1997             (6)
  Euro Dollar (Buy).........................................       8      E$         2,000       December, 1997            2
  Euro Dollar (Buy).........................................     101      E$        25,250         June, 1998             47
  German Mark (Sell)........................................      54      DM            68         June, 1997             47
  German Mark (Buy).........................................      54      DM            68      September, 1997           (6)
                                                                                                                        ----
                                                                                                                        $ 71
                                                                                                                        ====

     STATEMENT OF SECURITIES SOLD SHORT AT APRIL 30, 1997 IS AS FOLLOWS:

                          SECURITY                                                                 PAR VALUE           VALUE
                          --------                                                                 ---------           -----
  U.S. Treasury Note 6.250% -- 3/31/1999.....................................................        $6,150            $6,148
  U.S. Treasury Note 5.875% -- 11/30/2001....................................................         2,000            $1,946
                                                                                                                       ------
  Total Securities Sold Short (proceeds $8,103)..............................................                          $8,094
                                                                                                                       ======

------------
(1) TBA's are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 1997. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBA's is not earned until settlement date.

(2) At April 30, 1997, U.S. Treasury Bills held by the fund were pledged to cover margin requirements for open futures contracts. (See Note 2 to the Financial Statements). The securities pledged had aggregate market value of $988,193.

 + Variable rate security. The stated rate represents the rate in effect at April 30, 1997

    The accompanying notes are an integral part of the financial statements.

HARBOR MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 1997 (UNAUDITED)

Total Investments (%)
(Excludes net cash -0.5%)

    Corporate Bonds                    5.3
    Bank Obligations                  40.0
    Commercial Paper                  55.2

CORPORATE BONDS--5.3%


                                             PRINCIPAL
                                              AMOUNT      VALUE
                                              (000S)     (000S)
                                              ------     ------
  Ford Motor Credit
    5.742%--10/21/1997.....................   $3,003     $ 3,003
  Norwest Automobile Tr
    5.465%--12/05/1997.....................      722         722
                                                         -------
TOTAL CORPORATE BONDS
  (Cost $3,725).......................................     3,725
                                                         -------

BANK OBLIGATIONS--40.0%
  Abby National Treasury Services PLC Corp.
    5.690%--07/02/1997.....................    3,000       3,000
  Bankers Trust Co.
    5.420%--05/23/1997.....................    2,000       2,000
  Barclays Bank Euro CD
    5.460%--06/11/1997.....................    2,999       2,999
  CIBC Euro CD
    5.700%--07/24/1997.....................    3,000       3,000
  Deutsche Bank AG NY
    5.540%--05/27/1997...                      3,000       3,000
  First Union National Bank
    5.687%--05/01/1997.....................    2,958       2,958
  Landes Bank Hesson Thurin
    6.010%--07/18/1997.....................    3,000       3,000
  Royal Bank of Canada
    5.450%--06/02/1997.....................    3,000       3,000
  Westdeutsche Landesbank
    5.625%--05/01/1997.....................    3,000       3,000
  Westdeutsche Landesbank Euro CD
    5.520%--07/07/1997.....................    2,000       2,000
                                                         -------
TOTAL BANK OBLIGATIONS
  (Cost $27,958)......................................    27,957
                                                         -------

COMMERCIAL PAPER--55.2%


                                             PRINCIPAL
                                              AMOUNT      VALUE
                                              (000S)     (000S)
                                              ------     ------
  ABN Amro North America
    5.350%--07/24/1997.....................   $2,962     $ 2,962
  American Brands Inc.
    5.380%--05/05/1997.....................    1,999       1,999
  Bayer Corp.
    5.560%--07/01/1997.....................    2,972       2,972
  Caisse D Amortissement
    5.300%--08/06/1997.....................    1,971       1,971
  Canada Government
    5.255%--05/07/1997.....................    1,998       1,998
  Daimler Benz N.A.
    5.250%--07/15/1997.....................      989         989
  General Electric Cap Corp. Disc.
    5.330%--06/02/1997.....................    2,986       2,986
  Glaxo PLC
    5.260%--05/19/1997.....................    1,995       1,995
  Halifax Building Society
    5.320%--08/01/1997.....................    2,959       2,959
  J P Morgan & Co Inc.
    5.325%--08/05/1997.....................    2,957       2,957
  Nationsbank Corp.
    5.610%--07/09/1997.....................    2,968       2,968
  Royal Bank of Scotland
    5.610%--07/22/1997.....................    2,962       2,962
  Toronto Dominion Holdings
    5.390%--07/01/1997.....................    2,973       2,973
  UBS Finance Delaware Inc.
    5.520%--05/14/1997.....................    2,994       2,994
  Woolwich
    5.270%--07/25/1997.....................    2,963       2,963
                                                         -------

TOTAL COMMERCIAL PAPER
  (Cost $38,648)......................................    38,648
                                                         -------

TOTAL INVESTMENTS--100.5%
  (Cost $70,330)(1)...................................    70,330
                                                         -------

CASH AND OTHER ASSETS,
  LESS LIABILITIES--(0.5%)............................      (334)
                                                         -------

TOTAL NET ASSETS--100.0%..............................   $69,996
                                                         =======

------------
(1) The aggregate identified cost on a tax basis is the same.

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF ASSETS AND LIABILITIES--APRIL 30, 1997 (UNAUDITED)
(All amounts in Thousands, except per share amount)

                                                                 HARBOR                     HARBOR
                                                              INTERNATIONAL    HARBOR      CAPITAL
                                                                 GROWTH        GROWTH    APPRECIATION
---------------------------------------------------------------------------------------------------------

ASSETS
INVESTMENTS, AT IDENTIFIED COST*............................    $790,761      $ 83,286    $1,739,817
---------------------------------------------------------------------------------------------------------
Investments, at value.......................................    $847,215      $ 85,785    $2,129,566
Repurchase agreements.......................................      --             --          --
Cash........................................................           1             3             1
Foreign currency, at value
  (cost: $2,776; $167; $0; $464; $1,489; $0; $0; $125;
  $0).......................................................       2,768           166       --
Receivables for:
  Investments sold..........................................      35,506         1,051        16,246
  Capital shares sold.......................................       2,921           515         4,249
  Dividends.................................................       2,434            23         2,450
  Interest..................................................           6         --               17
  Open forward currency contracts...........................      --             --          --
  Variation margin on futures contracts.....................      --             --          --
  Variation margin on swaption..............................      --             --          --
Deferred organization costs.................................          10         --          --
Withholding tax receivable..................................         136         --               50
Other assets................................................           1           110             6
---------------------------------------------------------------------------------------------------------
      TOTAL ASSETS..........................................     890,998        87,653     2,152,585
LIABILITIES
Payables for:
  Investments purchased.....................................      32,010         1,376        48,403
  Capital shares reacquired.................................         302            23         2,094
  Dividends to shareholders.................................      --             --          --
  Written options, at value
    (premiums received $0; $0; $0; $0; $0; $0; $460; $18;
    $0).....................................................      --             --          --
  Securities sold short, at value
    (proceeds $0; $0; $0; $0; $0; $0; $0; $8,103; $0).......      --             --          --
  Interest on short sales...................................      --             --          --
  Open forward currency contracts...........................      --             --          --
  Open forward contracts....................................      --             --          --
  Variation margin on futures contracts.....................      --             --          --
Accrued expenses:
  Adviser's fees............................................       1,017           192         2,017
  Trustees' fees............................................           1             1             5
  Transfer agent's fees.....................................          51            17           219
  Other.....................................................         384             1           381
---------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES.....................................      33,765         1,610        53,119
NET ASSETS
NET ASSETS..................................................    $857,233      $ 86,043    $2,099,466
=========================================================================================================
Net assets consist of:
  Paid-in capital...........................................    $783,274      $ 69,947    $1,615,295
  Undistributed/(overdistributed) net investment income.....       4,687          (236)        3,063
  Accumulated net realized gain/(loss)......................      12,841        13,833        91,386
  Unrealized appreciation/(depreciation) of investments,
    written options, foreign currency, investments sold
    short and translation of assets and liabilities in
    foreign currencies......................................      56,431      $  2,499       389,722
  Unrealized appreciation/(depreciation) of futures and
    forward contracts.......................................      --             --          --
---------------------------------------------------------------------------------------------------------
                                                                $857,233      $ 86,043    $2,099,466
=========================================================================================================
Shares of beneficial interest...............................      54,409         7,634        75,778
Net asset value, offering and redemption price per share....      $15.76        $11.27        $27.71

------------
* Including repurchase agreements

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF ASSETS AND LIABILITIES--CONTINUED

     HARBOR           HARBOR        HARBOR     HARBOR        HARBOR           HARBOR
INTERNATIONAL II   INTERNATIONAL    VALUE       BOND     SHORT DURATION    MONEY MARKET
----------------------------------------------------------------------------------------

    $75,436         $2,954,206     $123,810   $343,369      $182,123          $70,330
----------------------------------------------------------------------------------------
    $76,395         $4,618,709     $125,757   $344,278      $165,902          $70,330
    --                 --             3,435      2,411        16,120           --
    --                 --                 1          1       --                     1
        457              1,481        --         --              121           --
      1,340            --             1,208     18,683        35,282           --
        168              4,418          190        503            25              156
        299             25,549          217      --          --                --
          1                628        --         2,563         2,084              331
    --                 --             --            90       --                --
    --                 --             --           378       --                --
    --                 --             --         --              100           --
         18            --             --         --          --                --
         10              2,959            5      --          --                --
         21                 33           21         31           100                5
----------------------------------------------------------------------------------------
     78,709          4,653,777      130,834    368,938       219,734           70,823
      3,400            --             1,886     64,758        45,712           --
         30              5,573           62        155         3,989              760
    --                 --             --         --          --                    11
    --                 --             --           150            28           --
    --                 --             --         --            8,094           --
    --                 --             --         --               82           --
    --                 --             --           141       --                --
    --                 --             --             2       --                --
    --                 --             --         --               24           --
         62              5,976          135        237            47               19
    --                 --                 1      --          --                --
         19                456            8         61             4               29
         19              1,140           47         60            15                8
----------------------------------------------------------------------------------------
      3,530             13,145        2,139     65,564        57,995              827
    $75,179         $4,640,632     $128,695   $303,374      $161,739          $69,996
========================================================================================
    $73,548         $2,911,574     $108,377   $302,744      $186,090          $69,996
        285             22,983          218        802        (1,995)          --
        385             42,142       14,718     (4,175)      (22,421)          --
        961          1,663,933        5,382      3,630            (6)          --
    --                 --             --           373            71           --
----------------------------------------------------------------------------------------
    $75,179         $4,640,632     $128,695   $303,374      $161,739          $69,996
========================================================================================
      6,533            137,689        8,260     27,150        18,772           69,996
     $11.51             $33.70       $15.58     $11.17         $8.62            $1.00

HARBOR FUND
STATEMENT OF OPERATIONS--SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED) (All Amounts in Thousands)

                                                                 HARBOR
                                                              INTERNATIONAL    HARBOR
                                                                 GROWTH        GROWTH
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................     $ 7,848      $    131
  Interest..................................................       1,488           145
  Securities lending income.................................          (3)        --
  Foreign taxes withheld....................................        (651)           (4)
--------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................       8,682           272
EXPENSES:
  Investment adviser's fees.................................       2,618           387
  Shareholder communications................................          35             7
  Custodian fees............................................         715            28
  Transfer agent fees.......................................         245            50
  Professional fees.........................................          30            19
  Trustees' fees and expenses...............................           4             1
  Registration fees.........................................          57            10
  Amortization of organization costs........................           3         --
  Insurance expense.........................................           3             2
  Miscellaneous.............................................           8             6
--------------------------------------------------------------------------------------
     Total expenses.........................................       3,718           510
  Advisory fee waived.......................................      --             --
  Other expense reimbursements and reductions...............         (17)           (2)
--------------------------------------------------------------------------------------
     Total operating expenses...............................       3,701           508
  Interest expense..........................................      --             --
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................       4,981          (236)
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENT
  TRANSACTIONS:
  Net realized gain/(loss) on:
     Investments............................................      13,800        13,826
     Foreign currency transactions..........................          (1)        --
     Short sales............................................      --             --
     Futures contracts......................................      --             --
     Written options........................................      --             --
  Change in net unrealized appreciation/depreciation on:
     Investments, written options and short sales...........       2,405       (18,899)
     Futures contracts......................................      --             --
     Forwards...............................................      --             --
     Translation of assets and liabilities in foreign
      currencies............................................         (16)        --
--------------------------------------------------------------------------------------
  Net gain/(loss) on investment transactions................      16,188        (5,073)
--------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................     $21,169      $ (5,309)
======================================================================================

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF OPERATIONS--CONTINUED

   HARBOR                                                                  HARBOR
  CAPITAL           HARBOR            HARBOR       HARBOR    HARBOR        SHORT           HARBOR
APPRECIATION   INTERNATIONAL II    INTERNATIONAL    VALUE     BOND        DURATION      MONEY MARKET
----------------------------------------------------------------------------------------------------
  $  8,980          $  494           $ 46,489      $ 1,819   $     3      $--              $--
     1,724              87              6,943           92     8,680        5,540           1,839
    --             --                       5        --        --          --              --
      (381)            (48)            (5,234)         (22)    --          --              --
----------------------------------------------------------------------------------------------------
    10,323             533             48,203        1,889     8,683        5,540           1,839
     5,666             150             18,502          362     1,018          323             100
       120               6                191            4        28            1              10
       213              46              2,196           67        78           28              23
       645              32              1,281           29       160            7              83
        46              16                102           21        34           33              15
        13         --                      35            1         2            1               1
       148              23                 64           14        25           16              16
    --                   3             --            --        --               1          --
         4         --                       8            2         3            2               1
        18               1                 42            4         7            5               4
----------------------------------------------------------------------------------------------------
     6,873             277             22,421          504     1,355          417             253
    --                 (41)            (1,053)       --         (330)        (163)            (40)
       (24)             (2)               (14)          (1)       (5)         (12)             (3)
----------------------------------------------------------------------------------------------------
     6,849             234             21,354          503     1,020          242             210
    --             --                  --            --        --           1,025          --
----------------------------------------------------------------------------------------------------
     3,474             299             26,849        1,386     7,663        4,273           1,629
    96,665             372             42,088       14,815     5,130       (1,012)              9
    --             --                      22        --          508        1,630          --
    --             --                  --            --        --             (86)         --
    --             --                  --            --       (2,738)         (85)         --
    --             --                  --            --           24       --              --
    78,580             743            422,482       (3,340)     (765)      (1,398)         --
    --             --                  --            --       (3,883)         508          --
    --             --                  --            --         (382)        (173)         --
       (26)              9               (792)       --           (5)      --              --
----------------------------------------------------------------------------------------------------
   175,219           1,124            463,800       11,475    (2,111)        (614)              9
----------------------------------------------------------------------------------------------------
  $178,693          $1,423           $490,649      $12,861   $ 5,552      $ 3,659          $1,638
====================================================================================================

HARBOR FUND
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)

                                                       HARBOR                      HARBOR                      HARBOR
                                                INTERNATIONAL GROWTH               GROWTH               CAPITAL APPRECIATION
                                              -------------------------   -------------------------   -------------------------
                                              NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,
                                                 1996          1995          1996          1996          1996          1995
                                                THROUGH       THROUGH       THROUGH       THROUGH       THROUGH       THROUGH
                                               APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                                 1997          1996          1997          1996          1997          1996
-------------------------------------------------------------------------------------------------------------------------------
                                              (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income....................   $  4,981      $  2,845      $   (236)     $   (653)    $    3,474    $    1,345
   Net realized gain/(loss) on investments,
     foreign currency transactions,
     investments sold short, futures and
     written options........................     13,799        16,393        13,826        29,141         96,665        49,265
   Net unrealized
     appreciation/(depreciation) of
     investments, written options,
     investments sold short, futures,
     forward foreign currency contracts and
     translation of assets and liabilities
     in foreign currencies..................      2,389        40,691       (18,899)      (10,004)        78,554       115,877
-------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS................     21,169        59,929        (5,309)       18,484        178,693       166,487
-------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders:
   Net investment income....................     (3,010)       (1,243)       --            --             (1,310)       (1,102)
   Net realized gain on investments.........    (13,704)       --           (28,481)      (15,306)       (53,466)      (13,411)
   In excess of net investment income.......     --            --            --            --             --            --
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS......    (16,714)       (1,243)      (28,481)      (15,306)       (54,776)      (14,513)
-------------------------------------------------------------------------------------------------------------------------------
 Capital share transactions:
   Net proceeds from sale of shares.........    489,842       363,320        12,453        30,154        570,593       806,799
   Net asset value of shares issued in
     connection with reinvestment of:
     Dividends from net investment income...      2,695         1,098        --            --              1,096           901
     Distributions from net realized gain...     13,052        --            26,974        14,703         47,556        11,286
   Cost of shares reacquired................   (131,780)      (66,550)      (33,105)      (72,048)      (226,911)     (313,496)
-------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE/(DECREASE) DERIVED FROM
     CAPITAL TRANSACTIONS...................    373,809       297,868         6,322       (27,191)       392,334       505,490
-------------------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets....    378,263       356,554       (27,468)      (24,013)       516,251       657,464
NET ASSETS:
 Beginning of period........................    478,969       122,415       113,511       137,524      1,583,215       925,751
-------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD*.............................   $857,233      $478,969      $ 86,043      $113,511     $2,099,466    $1,583,215
==============================================================================================================================
NUMBER OF CAPITAL SHARES:
 Sold.......................................     30,449        25,679           929         1,935         21,147        33,867
 Reinvested in payment of ordinary income
   dividends................................        169            88        --            --                 41            39
 Reinvested in payment of capital gain
   distributions............................        818        --             2,215         1,025          1,772           506
 Reacquired.................................     (8,238)       (4,669)       (2,602)       (4,610)        (8,356)      (13,136)
-------------------------------------------------------------------------------------------------------------------------------
 Net increase/(decrease) in shares
   outstanding..............................     23,198        21,098           542        (1,650)        14,604        21,276
 Outstanding:
   Beginning of period......................     31,211        10,113         7,092         8,742         61,174        39,898
-------------------------------------------------------------------------------------------------------------------------------
   End of period............................     54,409        31,211         7,634         7,092         75,778        61,174
==============================================================================================================================
* Includes undistributed/(over-distributed)
  net investment income of:.................   $  4,687      $  2,716      $   (236)     $ --         $    3,063    $      899

                                                       HARBOR
                                                  INTERNATIONAL II
                                              -------------------------
                                              NOVEMBER 1,     JUNE 1,
                                                 1996          1996
                                                THROUGH       THROUGH
                                               APRIL 30,    OCTOBER 31,
                                                 1997          1996
-----------------------------------------------------------------------
                                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income....................    $   299       $    12
   Net realized gain/(loss) on investments,
     foreign currency transactions,
     investments sold short, futures and
     written options........................        372            72
   Net unrealized
     appreciation/(depreciation) of
     investments, written options,
     investments sold short, futures,
     forward foreign currency contracts and
     translation of assets and liabilities
     in foreign currencies..................        752           209
-----------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS................      1,423           293
-----------------------------------------------------------------------
 Distributions to shareholders:
   Net investment income....................        (31)       --
   Net realized gain on investments.........        (55)       --
   In excess of net investment income.......     --            --
-----------------------------------------------------------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS......        (86)       --
-----------------------------------------------------------------------
 Capital share transactions:
   Net proceeds from sale of shares.........     66,274        12,877
   Net asset value of shares issued in
     connection with reinvestment of:
     Dividends from net investment income...         30        --
     Distributions from net realized gain...         52        --
   Cost of shares reacquired................     (5,087)         (597)
-----------------------------------------------------------------------
   NET INCREASE/(DECREASE) DERIVED FROM
     CAPITAL TRANSACTIONS...................     61,269        12,280
-----------------------------------------------------------------------
   Net increase/(decrease) in net assets....     62,606        12,573
NET ASSETS:
 Beginning of period........................     12,573        --
-----------------------------------------------------------------------
 END OF PERIOD*.............................    $75,179       $12,573
=======================================================================
NUMBER OF CAPITAL SHARES:
 Sold.......................................      5,764         1,259
 Reinvested in payment of ordinary income
   dividends................................          3        --
 Reinvested in payment of capital gain
   distributions............................          5        --
 Reacquired.................................       (440)          (58)
-----------------------------------------------------------------------
 Net increase/(decrease) in shares
   outstanding..............................      5,332         1,201
 Outstanding:
   Beginning of period......................      1,201        --
-----------------------------------------------------------------------
   End of period............................      6,533         1,201
=======================================================================
* Includes undistributed/(over-distributed)
  net investment income of:.................    $   285       $    17

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF CHANGES IN NET ASSETS--CONTINUED

              HARBOR                      HARBOR                      HARBOR                      HARBOR
           INTERNATIONAL                   VALUE                       BOND                   SHORT DURATION
     -------------------------   -------------------------   -------------------------   -------------------------
     NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,   NOVEMBER 1,
        1996          1995          1996          1995          1996          1995          1996          1995
       THROUGH       THROUGH       THROUGH       THROUGH       THROUGH       THROUGH       THROUGH       THROUGH
      APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
        1997          1996          1997          1996          1997          1996          1997          1996
------------------------------------------------------------------------------------------------------------------
     (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
     $   26,849    $   52,833     $  1,386      $  2,720      $  7,663      $ 15,752      $   4,273     $   9,236
         42,110       103,423       14,815        14,008         2,924        (2,713)           449          (764)
        421,690       448,771       (3,340)        3,771        (5,035)        5,637         (1,063)        1,252
------------------------------------------------------------------------------------------------------------------
        490,649       605,027       12,861        20,499         5,552        18,676          3,659         9,724
------------------------------------------------------------------------------------------------------------------
        (54,227)      (49,438)      (1,367)       (2,656)       (8,545)      (16,286)        (6,904)       (9,846)
       (103,297)      (15,558)     (13,934)       (7,407)       --            --             --            --
         --            --           --            --            --            --             --              (600)
------------------------------------------------------------------------------------------------------------------
       (157,524)      (64,996)     (15,301)      (10,063)       (8,545)      (16,286)        (6,904)      (10,446)
------------------------------------------------------------------------------------------------------------------
        349,604       593,874       14,515        24,176        59,322       124,191        164,329       462,578
         46,590        42,301          649         2,514         6,963        13,367          6,904        10,425
         93,375        13,889       13,826         6,973        --            --             --            --
       (212,189)     (427,125)      (9,964)      (16,504)      (39,767)      (83,097)      (188,547)     (394,990)
------------------------------------------------------------------------------------------------------------------
        277,380       222,939       19,026        17,159        26,518        54,461        (17,314)       78,013
------------------------------------------------------------------------------------------------------------------
        610,505       762,970       16,586        27,595        23,525        56,851        (20,559)       77,291
      4,030,127     3,267,157      112,109        84,514       279,849       222,998        182,298       105,007
------------------------------------------------------------------------------------------------------------------
     $4,640,632    $4,030,127     $128,695      $112,109      $303,374      $279,849      $ 161,739     $ 182,298
==================================================================================================================
         10,584        20,382          934         1,611         5,263        11,140         18,858        52,668
          1,479         1,528           42           166           623         1,213            800         1,192
          2,963           502          929           492        --            --             --            --
         (6,463)      (14,625)        (634)       (1,080)       (3,535)       (7,447)       (21,629)      (45,019)
------------------------------------------------------------------------------------------------------------------
          8,563         7,787        1,271         1,189         2,351         4,906         (1,971)        8,841
        129,126       121,339        6,989         5,800        24,799        19,893         20,743        11,902
------------------------------------------------------------------------------------------------------------------
        137,689       129,126        8,260         6,989        27,150        24,799         18,772        20,743
==================================================================================================================
     $   22,983    $   50,361     $    218      $    199      $    802      $  1,684      $  (1,995)    $     636

              HARBOR
           MONEY MARKET
     -------------------------
     NOVEMBER 1,   NOVEMBER 1,
        1996          1995
       THROUGH       THROUGH
      APRIL 30,    OCTOBER 31,
        1997          1996
------------------------------
     (UNAUDITED)
      $  1,629      $  3,029
             9            80
        --            --
------------------------------
         1,638         3,109
------------------------------
        (1,629)       (3,029)
            (9)          (80)
        --            --
------------------------------
        (1,638)       (3,109)
------------------------------
        80,096        86,059
         1,561         2,997
        --            --
       (77,652)      (87,557)
------------------------------
         4,005         1,499
------------------------------
         4,005         1,499
        65,991        64,492
------------------------------
      $ 69,996      $ 65,991
==============================
        80,096        86,059
         1,561         2,997
        --            --
       (77,652)      (87,557)
------------------------------
         4,005         1,499
        65,991        64,492
------------------------------
        69,996        65,991
==============================
      $ --          $ --

HARBOR FUND  FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                           INCOME FROM INVESTMENT OPERATIONS
                                       ------------------------------------------
                                                            NET REALIZED AND
                                                        UNREALIZED GAINS (LOSSES)
                     NET ASSET VALUE                    ON INVESTMENTS, FUTURES,    TOTAL FROM
                      BEGINNING OF     NET INVESTMENT      OPTIONS AND FOREIGN      INVESTMENT
YEAR/PERIOD ENDED        PERIOD            INCOME          CURRENCY CONTRACTS       OPERATIONS
----------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
April 30, 1997
  (Unaudited).......     $15.35            $ .08*                $  .77               $  .85
October 31, 1996....      12.10              .14*                  3.22                 3.36
October 31, 1995....      11.53              .11*                   .54                  .65
October 31,
  1994(1)...........      10.00              .07*                  1.47                 1.54
----------------------------------------------------------------------------------------------
HARBOR GROWTH FUND(2)
April 30, 1997
  (Unaudited).......     $16.00            $(.03)                $ (.60)              $ (.63)
October 31, 1996....      15.73             (.08)                  2.20                 2.12
October 31, 1995....      12.83             (.04)                  3.26                 3.22
October 31, 1994....      14.01               --                  (1.16)               (1.16)
October 31, 1993....      12.42              .01                   2.95                 2.96
October 31, 1992....      15.76              .02                  (1.01)                (.99)
----------------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND(3)
April 30, 1997
  (Unaudited).......     $25.88            $ .05                 $ 2.66               $ 2.71
October 31, 1996....      23.20              .02                   3.00                 3.02
October 31, 1995....      17.31              .04                   6.06                 6.10
October 31, 1994....      17.30              .03                   1.14                 1.17
October 31, 1993....      16.30              .03                   3.03                 3.06
October 31, 1992....      15.18              .02                   2.12                 2.14
----------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II
April 30, 1997
  (Unaudited).......     $10.47            $ .07*                $ 1.04               $ 1.11
October 31,
  1996(4)...........      10.00              .01*                   .46                  .47
----------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND(5)
April 30, 1997
  (Unaudited).......     $31.21            $ .19*                $ 3.52               $ 3.71
October 31, 1996....      26.93              .41*                  4.41                 4.82
October 31, 1995....      26.87              .39*                   .85                 1.24
October 31, 1994....      22.85              .26*                  3.98                 4.24
October 31, 1993....      16.77              .17*                  6.31                 6.48
October 31, 1992....      17.69              .24                   (.95)                (.71)
----------------------------------------------------------------------------------------------
HARBOR VALUE FUND(6)
April 30, 1997
  (Unaudited).......     $16.04            $ .17                 $ 1.55               $ 1.72
October 31, 1996....      14.57              .40                   2.74                 3.14
October 31, 1995....      13.50              .40                   2.13                 2.53
October 31, 1994....      14.31              .36                    .27                  .63
October 31, 1993....      13.24              .35                   1.22                 1.57
October 31, 1992....      13.10              .41*                   .49                  .90
----------------------------------------------------------------------------------------------


                              LESS DISTRIBUTIONS
                      -----------------------------------
                      DIVIDENDS FROM   DISTRIBUTIONS FROM    IN EXCESS OF
                      NET INVESTMENT      NET REALIZED      NET INVESTMENT
YEAR/PERIOD ENDED         INCOME        CAPITAL GAINS**         INCOME
---------------------------------------------------------------------------
HARBOR INTERNATIONAL
April 30, 1997
  (Unaudited).......      $(.08)             $ (.36)          $--
October 31, 1996....       (.11)                 --            --
October 31, 1995....       (.08)                 --            --
October 31,
  1994(1)...........       (.01)                 --            --
---------------------------------------------------------------------------
HARBOR GROWTH FUND(2)
April 30, 1997
  (Unaudited).......         --              $(4.10)          $--
October 31, 1996....         --               (1.85)           --
October 31, 1995....         --                (.32)           --
October 31, 1994....         --                (.02)           --
October 31, 1993....       (.01)              (1.36)           --
October 31, 1992....       (.04)              (2.31)           --
---------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND(3)
April 30, 1997
  (Unaudited).......      $(.02)             $ (.86)          $--
October 31, 1996....       (.03)               (.31)           --
October 31, 1995....       (.04)               (.17)           --
October 31, 1994....       (.03)              (1.13)           --
October 31, 1993....       (.02)              (2.04)           --
October 31, 1992....       (.04)               (.98)           --
---------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II
April 30, 1997
  (Unaudited).......      $(.02)             $ (.04)          $--
October 31,
  1996(4)...........         --                 --             --
---------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND (5)
April 30, 1997
  (Unaudited).......      $(.42)             $ (.80)          $--
October 31, 1996....       (.41)               (.13)           --
October 31, 1995....       (.24)               (.94)           --
October 31, 1994....       (.22)                --             --
October 31, 1993....       (.22)               (.18)           --
October 31, 1992....       (.21)                --             --
----------------------------------------------------------------------------
HARBOR VALUE FUND(6)
April 30, 1997
  (Unaudited).......      $(.18)             $(2.00)          $--
October 31, 1996....       (.40)              (1.27)           --
October 31, 1995....       (.39)              (1.07)           --
October 31, 1994....       (.34)              (1.10)           --
October 31, 1993....       (.35)               (.15)           --
October 31, 1992....       (.41)               (.35)           --
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED


      TAX                                                               RATIO OF            RATIO OF         RATIO OF NET
    RETURN                    NET ASSET             NET ASSETS     OPERATING EXPENSES   INTEREST EXPENSE   INVESTMENT INCOME
      OF          TOTAL       VALUE END   TOTAL    END OF PERIOD       TO AVERAGE          TO AVERAGE         TO AVERAGE
    CAPITAL   DISTRIBUTIONS   OF PERIOD   RETURN   ($ THOUSANDS)     NET ASSETS (%)      NET ASSETS (%)     NET ASSETS (%)
----------------------------------------------------------------------------------------------------------------------------
     $--         $ (.44)       $15.76      5.52%++  $  857,233           1.06%*+              --                 1.43%*+
      --           (.11)        15.35     27.86        478,969           1.10*                --                  .99*
      --           (.08)        12.10      5.83        122,415           1.21*                --                 1.31*
      --           (.01)        11.53     15.36         74,734           1.32*                --                  .87*
----------------------------------------------------------------------------------------------------------------------------
     $--         $(4.10)       $11.27     (5.84)%++  $  86,043            .98%+               --                 (.46)%+
      --          (1.85)        16.00     14.84        113,511             .92                --                 (.50)
      --           (.32)        15.73     25.93        137,524             .93                --                 (.30)
      --           (.02)        12.83     (8.29)       141,330             .93                --                   --
      --          (1.37)        14.01     26.17        208,320             .90                --                  .11
      --          (2.35)        12.42     (7.48)       191,464             .90                --                  .14
----------------------------------------------------------------------------------------------------------------------------
     $--         $ (.88)       $27.71     10.54%++  $2,099,466             .72%+              --                  .37%+
      --           (.34)        25.88     13.22      1,583,215             .75                --                  .11
      --           (.21)        23.20     35.73        925,751             .75                --                  .23
      --          (1.16)        17.31      7.25        225,984             .81                --                  .24
      --          (2.06)        17.30     20.16        145,331             .86                --                  .24
      --          (1.02)        16.30     14.41         77,445             .91                --                  .12
----------------------------------------------------------------------------------------------------------------------------
     $--         $ (.06)       $11.51     10.59%++  $   75,179            1.17%*+             --                 1.49%*+
      --             --         10.47      4.70         12,573            1.44*               --                  .40*
----------------------------------------------------------------------------------------------------------------------------
     $--         $(1.22)       $33.70     12.11%++  $4,640,632             .98%*+             --                 1.23%*+
      --           (.54)        31.21     18.17      4,030,127             .99*               --                 1.42*
      --          (1.18)        26.93      5.06      3,267,157            1.04*               --                 1.53*
      --           (.22)        26.87     18.57      3,129,634            1.10*               --                 1.09*
      --           (.40)        22.85     39.51      2,275,053            1.20*               --                 1.28*
      --           (.21)        16.77     (4.08)       700,733            1.28                --                 1.98
----------------------------------------------------------------------------------------------------------------------------
     $--         $(2.18)       $15.58     11.43%++  $  128,695             .83%+              --                 2.20%+
      --          (1.67)        16.04     23.08        112,109             .83                --                 2.65
      --          (1.46)        14.57     21.02         84,514             .90                --                 3.00
      --          (1.44)        13.50      4.80         59,390            1.04                --                 2.66
      --           (.50)        14.31     11.99         59,884             .88                --                 2.48
      --           (.76)        13.24      7.06         63,974             .84*               --                 3.11*
----------------------------------------------------------------------------------------------------------------------------

                      AVERAGE
      PORTFOLIO      COMMISSION
     TURNOVER (%)   RATE PAID***
------------------------------------
         83.53%+      $0.0257
         55.17         --
         74.86         --
         41.80         --
------------------------------------
        203.82%+      $0.0458
         87.97         --
         87.94         --
        115.89         --
        170.85         --
         83.83         --
------------------------------------
         58.82%+      $0.0611
         73.69         --
         51.65         --
         72.89         --
         93.24         --
         69.33         --
------------------------------------
         11.47%+      $0.0006
          2.61         --
------------------------------------
         14.41%+      $0.0172
          9.73         --
         14.01         --
         28.70         --
         15.70         --
         24.67         --
------------------------------------
        160.63%+      $0.0494
        132.39         --
        135.93         --
        150.94         --
         50.20         --
         19.68         --
------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                       INCOME FROM INVESTMENT OPERATIONS
                                                   ------------------------------------------
                                                                        NET REALIZED AND
                                                                    UNREALIZED GAINS (LOSSES)
                                 NET ASSET VALUE                    ON INVESTMENTS, FUTURES,    TOTAL FROM
                                  BEGINNING OF     NET INVESTMENT      OPTIONS AND FOREIGN      INVESTMENT
YEAR/PERIOD ENDED                    PERIOD            INCOME          CURRENCY CONTRACTS       OPERATIONS
----------------------------------------------------------------------------------------------------------
HARBOR BOND FUND
April 30, 1997 (Unaudited)......     $11.28             $.29*                $ (.07)              $ .22
October 31, 1996................      11.21              .72*                   .09                 .81
October 31, 1995................      10.41              .74*                   .73                1.47
October 31, 1994................      11.92              .68*                 (1.02)               (.34)
October 31, 1993................      11.35              .68*                   .82                1.50
October 31, 1992................      11.11              .79*                   .50                1.29
----------------------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
April 30, 1997 (Unaudited)......     $ 8.79             $.22*                $ (.04)              $ .18
October 31, 1996................       8.82              .63*                  (.02)                .61
October 31, 1995................       8.77              .52*                   .06                 .58
October 31, 1994................       9.68              .34*                  (.12)                .22
October 31, 1993................      10.09              .34*                   .16                 .50
October 31, 1992(7).............      10.00              .29*                   .08                 .37
----------------------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
April 30, 1997 (Unaudited)......     $ 1.00             $.02*                $  --                $ .02
October 31, 1996................       1.00              .05*                   --                  .05
October 31, 1995................       1.00              .06*                   --                  .06
October 31, 1994................       1.00              .03*                   --                  .03
October 31, 1993................       1.00              .03*                   --                  .03
October 31, 1992................       1.00              .04*                   --                  .04
----------------------------------------------------------------------------------------------------------


                                          LESS DISTRIBUTIONS
                                  -----------------------------------
                                  DIVIDENDS FROM   DISTRIBUTIONS FROM    IN EXCESS OF
                                  NET INVESTMENT      NET REALIZED      NET INVESTMENT
YEAR/PERIOD ENDED                     INCOME        CAPITAL GAINS**         INCOME
-------------------------------------------------------------------------------------------
HARBOR BOND FUND
April 30, 1997 (Unaudited)......      $ (.33)          $--                $--
October 31, 1996................        (.74)           --                 --
October 31, 1995................        (.67)           --                 --
October 31, 1994................        (.67)          (.50)               --
October 31, 1993................        (.68)          (.25)               --
October 31, 1992................        (.79)          (.26)               --
-------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
April 30, 1997 (Unaudited)......      $ (.35)          $--                $--
October 31, 1996................        (.60)           --                (.04)
October 31, 1995................        (.52)           --                (.01)
October 31, 1994................       (1.08)           --                 --
October 31, 1993................        (.82)          (.09)               --
October 31, 1992(7).............        (.28)           --                 --
-------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
April 30, 1997 (Unaudited)......      $ (.02)          $--                $--
October 31, 1996................        (.05)           --                 --
October 31, 1995................        (.06)           --                 --
October 31, 1994................        (.03)           --                 --
October 31, 1993................        (.03)           --                 --
October 31, 1992................        (.04)           --                 --
-------------------------------------------------------------------------------------------

  * Reflects the Adviser's or Subadviser's agreement not to impose all or a portion of its advisory fees; the fees not imposed would have amounted to the following:
    Period ended April 30, 1997--International II $.01 per share; International $.01 per share; Bond $.01 per share; Short Duration $.01 per share; and Money Market less than $.01 per share.
    Period ended October 31, 1996--International II $.01 per share; International $.01 per share; Bond $.03 per share; Short Duration $.02 per share; Money Market less than $.01 per share.
    Year ended October 31, 1995--International Growth $.01 per share; International $.01 per share; Bond $.03 per share; Short Duration $.02 per share; and Money Market less than $.01 per share.
    Year ended October 31, 1994--International Growth $.02 per share; International $.01 per share; Bond $.03 per share; Short Duration less than $.01 per share; and Money Market less than $.01 per share.
    Year ended October 31, 1993--International less than $.01 per share; Bond $.02 per share; Short Duration $.02 per share; and Money Market less than $.01 per share.
    Year ended October 31, 1992--Value $.01 per share; Bond $.04 per share; Short Duration $.01 per share; and Money Market less than $.01 per share.
 ** Includes both short-term and long-term capital gains.
*** Average commission rate paid may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

    The accompanying notes are an integral part of the financial statements.

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED


      TAX                                                               RATIO OF            RATIO OF         RATIO OF NET
    RETURN                    NET ASSET             NET ASSETS     OPERATING EXPENSES   INTEREST EXPENSE   INVESTMENT INCOME
      OF          TOTAL       VALUE END   TOTAL    END OF PERIOD       TO AVERAGE          TO AVERAGE         TO AVERAGE
    CAPITAL   DISTRIBUTIONS   OF PERIOD   RETURN   ($ THOUSANDS)     NET ASSETS (%)      NET ASSETS (%)     NET ASSETS (%)
----------------------------------------------------------------------------------------------------------------------------
     $  --       $ (.33)       $11.17      1.96%++   $303,374             .70%*+            --                    .01%*+
        --         (.74)        11.28      7.56       279,849             .70               --                   6.40
        --         (.67)        11.21     14.56       222,998             .70*              --                   7.11*
        --        (1.17)        10.41     (3.14)      162,221             .77*              --                   6.29*
        --         (.93)        11.92     13.98       164,382             .72*              --                   6.19*
        --        (1.05)        11.35     12.14        65,420             .77*              --                   7.30*
----------------------------------------------------------------------------------------------------------------------------
     $  --       $ (.35)       $ 8.62      2.15%++    161,739             .30%*+              1.27%+             5.29%*+
        --         (.64)         8.79      7.24       182,292             .33                 1.26               6.84
        --         (.53)         8.82      6.82       105,007             .38*                1.46               6.19*
      (.05)       (1.13)         8.77      2.53       115,891             .38*                1.26               4.61*
        --         (.91)         9.68      5.18       135,189             .43*                 .69               4.19*
        --         (.28)        10.09      3.72++     186,523             .35*+               1.19+              3.79*+
----------------------------------------------------------------------------------------------------------------------------
     $  --       $ (.02)       $ 1.00      2.45%++   $ 69,996             .63%*+            --                   4.88%*+
        --         (.05)         1.00      5.08        65,991             .64               --                   4.85
        --         (.06)         1.00      5.66        64,492             .61*              --                   5.42*
        --         (.03)         1.00      3.53        60,024             .67*              --                   3.38*
        --         (.03)         1.00      2.68        46,879             .71*              --                   2.58*
        --         (.04)         1.00      3.67        55,244             .69*              --                   3.39*
----------------------------------------------------------------------------------------------------------------------------


                      AVERAGE
      PORTFOLIO      COMMISSION
     TURNOVER (%)   RATE PAID***
---------------------------------
         200.07%+      --
         192.64        --
          88.69        --
         150.99        --
         119.92        --
          52.54        --
---------------------------------
       1,336.03%+      --
       1,277.82        --
         725.96        --
         895.76        --
       1,212.20        --
       2,759.70        --
---------------------------------
            N/A        --
            N/A        --
            N/A        --
            N/A        --
            N/A        --
            N/A        --
---------------------------------

(1) For the period November 1, 1993 (commencement of operations) through October 31, 1994.
(2) Effective January 1, 1993, Harbor Growth Fund appointed Nicholas Applegate Capital Management as its Subadviser.
(3) Effective May 1, 1990, Harbor Capital Appreciation Fund appointed Jennison Associates Capital Corp. as its Subadviser.
(4) For the period June 1, 1996 (commencement of operations) through October 31, 1996.
(5) Effective April 1, 1993, Harbor International Fund appointed Northern Cross Investments Limited as its Subadviser.
(6) Harbor Value Fund appointed Richards & Tierney, Inc. and DePrince, Race, & Zollo, Inc. as its Subadvisers effective November 1, 1993 and April 20, 1995, respectively.
(7) For the period January 1, 1992 (commencement of operations) through October 31, 1992.
 +  Annualized
++  Unannualized

HARBOR SHORT DURATION FUND
STATEMENT OF CASH FLOWS (UNAUDITED)

                                                              FOR THE PERIOD ENDED
                                                                 APRIL 30, 1997
                                                              --------------------
                                                                   AMOUNTS IN
                                                                   THOUSANDS
Cash flows provided by operating activities:
  Investment income received (excluding net amortization of
    ($177)).................................................       $    6,901
  Payment of operating expenses.............................             (295)
  Interest paid.............................................           (1,557)
  Purchase of investments...................................         (942,758)
  Proceeds from sales and maturities of investments.........        1,055,520
  Net purchase of short-term investments....................          (67,771)
  Cash used for futures contracts...........................             (247)
  Cash used for forward currency contract...................            1,804
  Cash provided by other assets.............................              (64)
                                                                   ----------
    CASH PROVIDED BY OPERATING ACTIVITIES...................           52,027
                                                                   ----------
Cash flows used for financing activities:
  Capital stock proceeds....................................          164,310
  Payment to repurchase capital stock.......................         (184,625)
  Net proceeds from reverse repurchase agreements...........          (56,462)
                                                                   ----------
    NET CASH USED FOR FINANCING ACTIVITIES..................          (76,777)
                                                                   ----------
Net decrease in cash........................................          (24,750)
Cash at beginning of period.................................                0
Foreign currency at beginning of period, at cost............           24,875
                                                                   ----------
Total cash at beginning of period...........................           24,875
Cash at end of period.......................................                0
Foreign currency at end of period, at cost..................              125
                                                                   ----------
    Total cash at end of period.............................       $      125
                                                                   ==========
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations........       $    3,659
                                                                   ----------
  Decrease in investments...................................           69,918
  Increase in securities sold short and TBA sales...........          (77,162)
  Change in unrealized depreciation--net....................           (1,398)
  Decrease in receivables for securities sold...............           94,211
  Decrease in interest receivable...........................            1,184
  Decrease in receivables for futures and forward currency
    contracts...............................................               39
  Increase in other assets..................................              (64)
  Decrease in payable for securities purchased..............          (37,774)
  Decrease in accrued expense and other liabilities.........             (585)
                                                                   ----------
    Total adjustments.......................................           48,368
                                                                   ----------
Cash provided by operating activities.......................       $   52,027
                                                                   ==========

     During the period ended April 30, 1997 cash payments of interest expense on reverse repurchase agreements and short sales were $1,088.

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 1997 (UNAUDITED)
($ in Thousands)

NOTE 1--ORGANIZATIONAL MATTERS

     Harbor Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of a series of nine diversified investment portfolios (the "Funds"), each of which is represented by a separate series of shares of beneficial interest and having an unlimited number of shares authorized. As of April 30, 1997, the Trust consisted of the following funds: Harbor International Growth Fund, Harbor Growth Fund, Harbor Capital Appreciation Fund, Harbor International Fund II, Harbor International Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The policies are in conformity with generally accepted accounting principles for investment companies.

SECURITY VALUATION

     Equity securities are valued at the last sale price on an exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or, in the case of unlisted securities or listed securities for which there were no sales on the valuation day, the mean between the closing bid and asked price. Securities listed or traded on foreign exchanges are valued at the last sale price on that exchange on the valuation day, or if no sale occurs, at the official bid price (both the last sale price and official bid price are determined as of the close of the London Foreign Exchange).

     Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than sixty days, are valued at prices furnished by a pricing service or as otherwise described below, selected by the adviser which determines valuation for normal institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than sixty days are stated at the amortized cost which approximates value. Open futures contracts are valued based on the last sale price on the exchange on which such futures are principally traded.

     Securities for which there are no such prices or for which prices are deemed by the adviser or subadviser not to be representative of market values, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The actual calculation of fair market value may be done by others including the adviser and subadviser.

     Securities of the Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended.

FUTURE CONTRACTS

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     Each Fund (excluding the Money Market Fund) may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values. Futures contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts' terms.

OPTIONS

     Each Fund (excluding the Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Options contracts tend to increase or decrease the Fund's exposure to the underlying instrument, or hedge other fund investments.

     When a Fund purchases an option, the premium paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" to reflect the option's current market value. Purchased options are valued at the last sale price on the market on which it is principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

     Harbor Short Duration Fund enters into purchased options on interest rate swaps ("swaptions"). A purchased swaption allows the Fund, as purchaser, and obligates the writer upon exercise, to enter into an interest rate swap agreement, in accordance with conditions outlined in the swaption agreement between the Fund and the counterparty to the agreement. The accounting treatment relating to purchased swaptions is substantially the same as the policies described above, except that swaptions are valued by the counterparty to the swaption agreement.

     The risk associated with entering into purchased swaptions is limited to the value of the swaption. Additionally, swaption agreements involve, to varying degrees, elements of credit risk, market risk, and interest rate risk. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be adverse changes in market conditions or interest rates.

     When a Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which it is principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     The risk in writing a call is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts' terms.

SWAP AGREEMENTS

     Harbor Short Duration Fund enters into swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. Unrealized gains or losses are reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as a realized loss or gain when such payment is paid or received.

     Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be adverse changes in market conditions or interest rates.

TBA PURCHASE COMMITMENTS

     Harbor Bond Fund and Harbor Short Duration Fund enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more that 1.0% from the principal amount. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above.

     Although the Funds will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Fund's Subadviser deems it appropriate to do so.

TBA SALE COMMITMENTS

     Harbor Bond Fund and Harbor Short Duration Fund enter into "TBA" sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

FORWARD CURRENCY CONTRACTS

     Each Fund (excluding the Money Market Fund) may enter into forward foreign currency contracts in order to manage currency exposure. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

FOREIGN CURRENCY TRANSLATIONS

     The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     The Trust's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

SECURITIES TRANSACTIONS

     Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

STATEMENT OF CASH FLOWS

     Information on financial transactions which have settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows for Harbor Short Duration Fund. The cash amounts shown in the Statement of Cash Flows is the amount reported as cash and foreign currency in Harbor Short Duration Fund's Statement of Assets and Liabilities and represents cash on hand in its custodian and sub-custodian bank accounts and does not include any short-term investments at April 30, 1997.

INVESTMENT INCOME

     Dividends declared are accrued on the ex-dividend date, except that, for Harbor International Growth Fund, Harbor International Fund II and Harbor International Fund, certain dividends are recorded as soon as the Fund is notified of the ex-dividend date. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the straight-line method.

DISTRIBUTION TO SHAREHOLDERS

     Distributions are recorded on the ex-dividend date.

EXPENSES

     Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

DEFERRED ORGANIZATION COSTS

     Certain costs incurred by Harbor International Growth Fund, Harbor International Fund II and Harbor Short Duration Fund in connection with its organization and its registration with the Securities and Exchange Commission and with various states aggregated approximately $33, $21 and $21, respectively. These costs are being amortized on a straight-line basis over a five-year period from the commencement of operations of the Fund.

FEDERAL TAXES

     Each Fund is treated as a separate entity for federal tax purposes. Each Fund's policy is to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 1997 were as follows:

                                                                  PURCHASES                 SALES
                                                            ---------------------   ---------------------
                                                               U.S.                    U.S.
                           FUND                             GOVERNMENT    OTHER     GOVERNMENT    OTHER
                           ----                             ----------    -----     ----------    -----
Harbor International Growth...............................    $ --       $592,380     $ --       $271,688
Harbor Growth.............................................      --         99,345       --        124,217
Harbor Capital Appreciation...............................       9,101    828,201        6,071    524,376
Harbor International II...................................      --         65,435       --          6,953
Harbor International......................................      --        367,814       --        297,487
Harbor Value..............................................         222     98,114       --         93,589
Harbor Bond...............................................     260,067      1,857      240,399     20,790
Harbor Short Duration.....................................     458,738     55,998      633,675     50,236

     Harbor Money Market's purchases and sales (including maturities) of investment securities aggregated $738,893 and $734,415, respectively.

     Harbor Short Duration Fund engages in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain a segregated account of cash and/or U.S. Government securities with its custodian sufficient to cover its short position.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED

FUTURES CONTRACTS

     Transactions in futures contracts for the period ended April 30, 1997 are summarized as follows:

                                                                   PURCHASES OF               SALES OF
                                                                FUTURES CONTRACTS        FUTURES CONTRACTS
                                                              ----------------------   ----------------------
                                                                    U.S. BONDS               U.S. BONDS
                                                              ----------------------   ----------------------
                                                              NUMBER OF   AGGREGATE    NUMBER OF   AGGREGATE
                                                              CONTRACTS   FACE VALUE   CONTRACTS   FACE VALUE
                                                              ---------   ----------   ---------   ----------
HARBOR BOND FUND
  Contracts outstanding at beginning of period..............    1,065     $ 106,500      --           --
  Contracts opened..........................................    1,752       175,200      --           --
  Contracts closed..........................................   (1,782)     (178,200)     --           --
                                                               ------     ---------     ------     ---------
  Open at 4/30/97...........................................    1,035     $ 103,500      --           --
                                                               ======     =========     ======     =========
HARBOR SHORT DURATION FUND
  Contracts outstanding at beginning of period..............    --        $  --            596     $  69,700
  Contracts opened..........................................      843        84,300        729        94,800
  Contracts closed..........................................     (843)      (84,300)    (1,211)     (153,100)
                                                               ------     ---------     ------     ---------
  Open at 4/30/97...........................................    --        $  --            114     $  11,400
                                                               ======     =========     ======     =========

                                                                   PURCHASES OF               SALES OF
                                                                FUTURES CONTRACTS        FUTURES CONTRACTS
                                                              ----------------------   ----------------------
                                                                  FOREIGN BONDS            FOREIGN BONDS
                                                              ----------------------   ----------------------
                                                              NUMBER OF   AGGREGATE    NUMBER OF   AGGREGATE
                                                              CONTRACTS   FACE VALUE   CONTRACTS   FACE VALUE
                                                              ---------   ----------   ---------   ----------
HARBOR SHORT DURATION FUND
  Contracts outstanding at beginning of period..............     228      $  57,000        28       $  7,000
  Contracts opened..........................................     729        151,635       548         87,120
  Contracts closed..........................................    (766)      (174,318)     (522)       (94,053)
                                                                ----      ---------      ----       --------
  Open at 4/30/97...........................................     191      $  34,317        54       $     67
                                                                ====      =========      ====       ========

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED

WRITTEN OPTIONS

     Transactions in written options for the period ended April 30, 1997 are summarized as follows:

                                                                 OPTIONS WRITTEN
                                                              ----------------------
                                                                 FOREIGN FUTURES
                                                              ----------------------
                                                              NUMBER OF   AGGREGATE
                                                              CONTRACTS   FACE VALUE
                                                              ---------   ----------
HARBOR BOND FUND
  Options outstanding at beginning of period................     410      $ 410,000
  Options opened............................................     550        550,000
  Options closed/expired....................................    (410)      (410,000)
                                                                ----      ---------
  Open at 4/30/97...........................................     550      $ 550,000
                                                                ====      =========

                                                                 OPTIONS WRITTEN
                                                              ----------------------
                                                              U.S. TREASURY FUTURES
                                                              ----------------------
                                                              NUMBER OF   AGGREGATE
                                                              CONTRACTS   FACE VALUE
                                                              ---------   ----------
HARBOR SHORT DURATION FUND
  Options outstanding at beginning of period................    --        $  --
  Options opened............................................     100        100,000
  Options closed/expired....................................    (100)      (100,000)
                                                                ----      ---------
  Open at 4/30/97...........................................    --        $  --
                                                                ====      =========

                                                                 OPTIONS WRITTEN
                                                              ----------------------
                                                                 FOREIGN FUTURES
                                                              ----------------------
                                                              NUMBER OF   AGGREGATE
                                                              CONTRACTS   FACE VALUE
                                                              ---------   ----------
HARBOR SHORT DURATION FUND
  Options outstanding at beginning of period................      --       $ --
  Options opened............................................     125        125,000
  Options closed/expired....................................       0              0
                                                                 ---       --------
  Open at 4/30/97...........................................     125       $125,000
                                                                 ===       ========

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER

     Harbor Capital Advisors, Inc. ("Harbor"), an indirect wholly-owned subsidiary of Owens-Illinois, Inc., is the Trust's Investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 1997. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

                                                                ANNUAL
                                                              PERCENTAGE    FEES
                            FUND                                 RATE      EARNED
------------------------------------------------------------  ----------   ------
Harbor International Growth.................................    0.75%      $ 2,618
Harbor Growth...............................................    0.75%          387
Harbor Capital Appreciation.................................    0.60%        5,666
Harbor International II.....................................    0.75%          150
Harbor International........................................    0.85%       18,502
Harbor Value................................................    0.60%          362
Harbor Bond.................................................    0.70%        1,018
Harbor Short Duration.......................................    0.40%          323
Harbor Money Market.........................................    0.30%          100

     Harbor has from time to time agreed not to impose all or a portion of its advisory fees and bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. During the six-month period ended April 30, 1997, Harbor agreed not to impose advisory fees of $41, $330, $163 and $40 relating to Harbor International Fund II, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund, respectively; and Harbor and Northern Cross Investments Limited agreed not to impose $1,053 of the advisory fee for Harbor International Fund.

     The Trust reimburses Harbor for certain legal expenses incurred by Harbor with respect to the Trust. Such amounts aggregated $31 for the six-month period ended April 30, 1997.

DISTRIBUTOR

     HCA Securities, Inc., a wholly-owned subsidiary of Harbor Capital Advisors, Inc., is the distributor for Harbor Fund shares. Harbor Fund does not reimburse the distributor for expenses.

SHAREHOLDERS

     On April 30, 1997, Harbor, HCA Securities, Inc., Harbor Transfer, Inc., and various employee benefit plans of Owens-Illinois, Inc. held the following shares of beneficial interest in the Funds:

                                                                HARBOR, HCA
                                                              SECURITIES AND      BENEFIT PLANS OF
                            FUND                              HARBOR TRANSFER   OWENS-ILLINOIS, INC.
------------------------------------------------------------  ---------------   --------------------
Harbor International Growth.................................        33,584              792,381
Harbor Growth...............................................        40,420            3,618,793
Harbor Capital Appreciation.................................         6,347            2,123,916
Harbor International II.....................................       201,192               53,546
Harbor International........................................         8,175            1,697,152
Harbor Value................................................        20,312            2,644,142
Harbor Bond.................................................        35,099            2,081,597
Harbor Short Duration.......................................       677,000           16,690,839
Harbor Money Market.........................................       130,732           18,726,063

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED

TRANSFER AGENT

     Harbor Transfer, Inc., a wholly-owned subsidiary of Harbor Capital Advisors, Inc., is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services for the six-month period ended April 30, 1997 totaled $2,532.

"NON-INTERESTED" TRUSTEES

     The fees and expenses of the non-interested Trustees allocated to each Fund are shown on each Fund's Statement of Operations. Trustees' fees and expenses for all Funds aggregated $58 for the six-month period ended April 30, 1997.

CUSTODIAN

     Payments to the custodian have been reduced by balance credits applied to each portfolio for the six-month period ended April 30, 1997. For the Harbor International Growth Fund, Harbor Growth Fund, Harbor Capital Appreciation Fund, Harbor International Fund II, Harbor International Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund, and Harbor Money Market Fund the reduction amounted to $17, $2, $24, $2, $14, $1, $5, $12, and $3, respectively.

NOTE 5--BORROWINGS

     Short Duration Fund enters into reverse repurchase agreements with third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of securities bought may decline below the repurchase price of securities sold. Activity in reverse repurchase agreements by the Short Duration Fund for the six-month period ended April 30, 1997 is as follows:

                                                                         MAXIMUM     AVERAGE DAILY
                                                                         AMOUNT         AMOUNT          AVERAGE
                                                 BALANCE    AVERAGE    OUTSTANDING    OUTSTANDING    INTEREST RATE
            CATEGORY OF AGGREGATE               AT END OF   INTEREST   DURING THE     DURING THE      DURING THE
            SHORT-TERM BORROWINGS                PERIOD       RATE       PERIOD         PERIOD          PERIOD
----------------------------------------------  ---------   --------   -----------   -------------   -------------
Reverse repurchase agreements.................     $0         0.00%      $56,462        $3,847           1.38%

     Average debt outstanding and average interest rate during the period are calculated based on calendar days of the period.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 6--COMMITMENTS AND CONTINGENCIES

     In connection with its former fidelity bond and directors and officers errors and omissions liability insurance policy, the Trust, on behalf of each Fund, must maintain a "reserve premium" for five years representing approximately 100% of its allocated annual premium for each Fund. Such amounts are included in "Other assets" in each Fund's Statement of Assets and Liabilities.

NOTE 7--TAX INFORMATION

     The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 1997 were as follows:

                                                                              GROSS UNREALIZED          NET UNREALIZED
                                                                        -----------------------------   APPRECIATION/
                    NAME OF FUND                      IDENTIFIED COST   APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
----------------------------------------------------  ---------------   ------------   --------------   --------------
Harbor International Growth Fund....................    $  790,761       $   82,963      $ (26,509)       $   56,454
Harbor Growth Fund..................................        83,286            7,137         (4,638)            2,499
Harbor Capital Appreciation Fund....................     1,739,817          428,066        (38,317)          389,749
Harbor International Fund II........................        75,436            4,748         (3,789)              959
Harbor International Fund...........................     2,954,206        1,778,109       (113,606)        1,664,503
Harbor Value Fund...................................       123,810            9,006         (3,624)            5,382
Harbor Bond Fund....................................       343,369            5,053         (1,733)            3,320
Harbor Short Duration Fund..........................       182,123              153           (254)             (101)

NOTE 8--SUBSEQUENT EVENTS

     Effective May 2, 1997, Harbor Growth Fund engaged a new subadvisor, Emerging Growth Advisors, Inc.

        (This document must be preceded or accompanied by a Prospectus.)

TRUSTEES AND OFFICERS                                                         SHAREHOLDER SERVICING AGENT
Ronald C. Boller                      Chairman, President and                 Harbor Transfer, Inc.
                                      Trustee                                 P.O. Box 10048
Howard P. Colhoun                     Trustee                                 Toledo, Ohio 43699-0048
John P. Gould                         Trustee                                 1-800-422-1050
Rodger F. Smith                       Trustee                                 CUSTODIAN
Constance L. Souders                  Secretary and Treasurer                 State Street Bank and Trust
INVESTMENT ADVISER                                                            Company
Harbor Capital Advisors, Inc.                                                 P.O. Box 1713
One SeaGate                                                                   Boston, MA 02105
Toledo, OH 43666                                                              LEGAL COUNSEL
DISTRIBUTOR AND                                                               Hale and Dorr LLP
PRINCIPAL UNDERWRITER                                                         60 State Street
HCA Securities, Inc.                                                          Boston, MA 02109
One SeaGate
Toledo, OH 43666
(419) 247-2477

                               [HARBOR FUND LOGO]

                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050

230,000/6/97                                                      [RECYCLE LOGO]
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